                                    Annual
                                    Report

                              December 31, 1997




                      The Riverfront Income Equity Fund
                         The Riverfront Balanced Fund
                   The Riverfront Large Company Select Fund
                    The Riverfront Stock Appreciation Fund
                  The Riverfront U.S. Government Income Fund
                    The Riverfront Ohio Tax-Free Bond Fund
         The Riverfront U.S. Government Securities Money Market Fund



                              [RIVERFRONT LOGO]


                             R I V E R F R O N T

                                  F U N D S

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Table of Contents                                    The Riverfront Funds, Inc.

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
Message From Your Chairman..................................................   2
Message From Your Investment Adviser........................................   3
Performance Reviews.........................................................   6
Report of Independent Accounts..............................................  19
Statements of Assets and Liabilities........................................  20
Statements of Operations....................................................  22
Statements of Changes in Net Assets.........................................  24
Schedules of Portfolio Investments..........................................  26
Notes to Financial Statements...............................................  41
Financial Highlights........................................................  52

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Message From The Chairman                            The Riverfront Funds, Inc.

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Dear Shareholders:

We at Riverfront Funds are pleased to report that the year ended December 31, 1997, proved to be another successful year for the financial markets and that Riverfront Funds again shared in that success. The year closed on a dramatic note overseas, as world attention turned to the crisis in the Asian markets. In fortunate contrast, positive factors in the U.S. economy outweighed the downturns. Low interest rates led to strong purchases, and consumer sentiment reached all-time highs. This overall confidence was perhaps best expressed in the U.S. stock market, which again posted record gains.

The positive results of this activity were also realized in mutual funds. Assets flowed into mutual funds during the period, and we are pleased to report that The Riverfront Funds were the choice of many investors.

RESTRUCTURING BEGUN IN THE STOCK APPRECIATION FUND

We are also pleased to report that the previously announced transition in The Riverfront Stock Appreciation Fund portfolio was initiated in 1997. The Fund now invests primarily in small- and mid-capitalization companies with strong growth potential. The Standard and Poor's 600 Index, the NASDAQ Composite Index and the Russell 2000 Index are the benchmarks by which these companies are tracked. For a prospectus or for further information about this Fund, or any of the Riverfront Funds, please call us at 1-800-424-2295. Please read the prospectus carefully before investing.

THE LARGE COMPANY SELECT FUND OFF TO A WINNING START

The period also saw the launch of The Large Company Select Fund on January 2, 1997. On that date a new series of The Riverfront Funds, Inc. acquired the portfolio securities of two common trust funds managed by The Provident Bank for trust clients. The new Fund, under The Large Company Select Fund title, was then opened to all investors. This Fund invests primarily in companies with larger capitalizations, companies with exceptional management and sound financial positions. Again, if you would like more information about this Fund, or any of the Riverfront Funds, please feel free to call us.

IN CONCLUSION

We ask that you give special attention to the following report. Contained in this report, you will find a detailed performance review of each of the Riverfront Funds for the year ended December 31, 1997.

In closing, we appreciate the confidence you have placed in us throughout the past year and look forward to your continued support in the future. We intend to sustain that confidence through quality investment management and superior shareholder servicing. We want to hear from our shareholders. You can reach us at 1-800-424-2295 if you would like a prospectus, have any questions or need any assistance. We can be reached at the above toll-free number from 9:00 a.m. until 5:00 p.m., Eastern Time. Please do not hesitate to call.

Best regards,

/s/ Steven G. Mintos

Steven G. Mintos
Chairman
The Riverfront Funds, Inc.

This report is authorized for distribution only when preceded or accompanied by a prospectus. Read the prospectus carefully before investing or sending money. The Riverfront Funds are distributed by BISYS Fund Services.

      THE RIVERFRONT FUNDS ARE NOT FDIC INSURED AND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE PROVIDENT BANK OR ITS AFFILIATES OR BY ANY GOVERNMENTAL AGENCY. INVESTMENT PRODUCTS INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

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Message From The Investment Adviser                  The Riverfront Funds, Inc.

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Dear Shareholders,

Throughout 1997 and particularly in the fourth quarter, the U.S. stock market faced many difficult global issues. The crisis in Asia developed as many countries realized the consequences of their economic policies. As a result, markets plunged around the world, with some Asian markets dropping 25%-30%. These problems also spurred, on October 27, a 554 point decline in the Dow Jones Industrial Average, setting a record for the largest single-day point drop. Saddam Hussein once again threatened the international balance of peace by not allowing the United Nations access to alleged chemical weapons storage sites, nearly prompting a military response. The U.S. market recovered as investors viewed the market drop as an overreaction and they remained optimistic about corporate profits as bailouts were structured for the Asian currencies.

Investors wrestled with the direction of the U.S. economy in 1997. Third-quarter earnings announcements were reasonably strong but were quickly overshadowed by international issues. Economic reports showed a very strong domestic economy with subdued inflation. The market faltered as technology stocks, market leaders for much of the year, led the above-mentioned decline due to international concerns and warnings from companies such as Intel and Oracle of lower profits. Consolidation in the financial services industry continued with large banks acquiring smaller banks and brokerage firms. We also saw what is considered to be just the beginning of consolidation in the telecommunications industry with the merger of MCI and Worldcom.

Small company stocks continued to lag large companies in the fourth quarter. The Russell 2000 Index lost -3.39% in the fourth quarter but gained 22.24% for the year. The S&P 500 gained 2.87% in the last quarter, for a 33.36% gain for the year. Bonds, per the Lehman Intermediate Government/Corporate Index, gained 2.14% in the last three months and 7.87% for 1997. The total returns for the last three months and 1997 are listed below:

                                                       THREE-MONTH  TWELVE-MONTH
                                                       PERIOD ENDED PERIOD ENDED
                                                       DEC 31, 1997 DEC 31, 1997
                                                       ------------ ------------
Large Company Stocks (S&P 500)........................     2.87%       33.36%
Small Company Stocks (Russell 2000)...................    (3.39)%      22.24%
Bonds (Lehman Interm. Gov't/Corp).....................     2.14%        7.87%

The last three years have been extraordinary, as there had previously never been a time when the stock market returned 20% plus in three consecutive years. Has the market gone too far? What can we expect in 1998?

OUTLOOK

The primary focus of investors as we move into 1998 is what will be the long-lasting effect of the Asian crisis on the U.S. economy and on corporate profits. With the strength of the dollar, exports from the U.S. become more expensive and hence less attractive to foreign buyers. This means that multinational companies that derive a significant portion of their earnings from the Asia-Pacific region could suffer from decreased demand. We do not expect much of a negative impact on most U.S. companies; however, lingering concerns or a broadening of the problems could hinder the market.

Even as the economies around the world suffer, the U.S. economy remains very strong. Growth is moderate, and inflation nonexistent. The Federal Reserve Board is keeping a close watch on the pace of growth to be sure inflationary pressures do not appear. If the economy continues at the current pace, then there is a risk that the Fed will raise interest rates to fight off inflation. On the other hand, if the Asian crisis slows demand for U.S. products abroad and the domestic economy slows, then an interest rate cut by the Fed is the most likely scenario. In our opinion, the probability of a Fed easing (i.e., cut in interest rates) is greater given the current fundamentals.

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Message From The Investment Adviser, continued       The Riverfront Funds, Inc.

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We still believe the long-term trends of industry consolidation, increased global trade and increased worker productivity should continue to keep inflation at bay and benefit corporate profits and the U.S. stock market. Companies are still spending very heavily in technology to cut costs out of production processes. Going forward, this will continue to be a consolidation driver in the financial services and telecommunications industries as large companies benefit from economies of scale. It is the realization of significant cost savings and increasing global trade that has kept prices stable in the U.S. As all of the economies of the world become more intertwined, competition becomes fierce. Companies are not able to raise prices because another company with a similar product is able to keep a lower price and steal market share.

SUMMARY

All of this paints an ambiguous picture of the U.S. markets. Our view is that the problems in Asia are not fully realized and could cause increased market volatility throughout 1998. Also, growth in corporate earnings will not be as strong as in the past few years. These two factors lead us to be cautious over the next six months to a year. We do not see another 20% plus year for the stock market, but over the long term, stocks are still the favored investment vehicle for growth.

As for income, with the economy showing signs of slowing, inflation remaining subdued, and the balanced budget agreement reducing the supply of Treasuries, bonds offer attractive real value to investors (after inflation). The yield curve is flat, and the increase in yield from the short end to the long end is small. Therefore, we recommend investors purchase high-quality, intermediate term bonds.

Sincerely,

/s/ Gary W. Queen

Gary W. Queen
Senior Managing Director
Capital Management Group
Provident Bank

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                      [This Page Intentionally Left Blank]

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Performance Reviews                                  The Riverfront Funds, Inc.

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                       THE RIVERFRONT INCOME EQUITY FUND
Big-cap stocks resumed their dominance over small caps and finished the year with a commanding lead over their smaller cap peers. Nifty Fifty-type stocks, which are the larger stocks in the S&P 500 with above-average price-to-earnings ratios, accounted for more than 44% of the return for the year outperforming their more value-oriented peers. The top quintile of the S&P 500 by capitalization was the only one to outperform the market, with the lowest quintile underperforming by over 30%, proving that super-large caps were still the place to be in 1997. Adhering to the yield and valuation requirements of our discipline, the Fund's exposure to the larger cap names remains minimal. The Fund has an average weighted market cap of $7.5 billion, versus the S&P 500 average weighted market cap of $55 billion. Given the lofty valuations of the larger cap stocks and their exposure to the tumult in Asia, we believe smaller cap stocks will lead the market in 1998.

During the year 1997 Financials, Consumer Staples, Health Care and Technology were the biggest contributors to the market's performance. These four sectors accounted for nearly 65% of the S&P 500 gain. Our bottom up stock selection, which focuses on yield, valuation and fundamental catalysts, has precluded us from participating heavily in these industries.

Stocks that contributed to performance during the year included American Home Products, Armstrong World, Hubbel, H&R Block, Crestar, AG Edwards, Wells Fargo, Trans America, Dow Jones, Stanley Works, First Commerce, The Limited, Wallace Computer Services, Imperial Chemical, ITT Industries, Aeroquip-Vickers, General Signal, CPC International, AMP, Central Fidelity Banks, Dresser Industries and Mapco.

Execution of our bottom-up stock selection, which focuses on yield, valuations and fundamental catalysts, leads to a diverse portfolio. As of December 31, 1997, our top holdings include General Signal, Pharmacia & Upjohn, Rubbermaid, Echlin, H&R Block, BF Goodrich, Kimberly Clark, Fort James, Crown Cork & Seal and Harris Corp/1/.

Heading into 1998, the Fund is overweighted in Basic Industry, primarily due to our positions in paper and packaging stocks such as Consolidated Paper, Union Camp, Westvaco, Crown Cork and Seal, and Tenneco. The portfolio's overweighted Energy exposure is dominated by gas companies. With market forces speeding deregulation in the electric industry, we anticipate several more mergers between electric and gas companies. Given this convergence trend, we own gas companies that are uniquely positioned in the industry, such as Peoples Energy, Nicor, National Fuel Gas and Atlanta Gas & Light. The Fund's holdings in non-regional Bell Operating Companies, which include Southern New England, Alltel, Frontier Corp and GTE, are all attractive takeover targets in a rapidly consolidating industry and are experiencing improving fundamentals.
-------
/1/The Fund's composition is subject to change.



                     Income Equity Fund

Value of a $10,000 Investment

            Label             A                 B

                       Investor A Share       S&P 500

           10/8/92          10,000            10,000
          12/31/92          10,875            10,503
          12/31/93          12,192            11,545
          12/31/94          12,568            11,713
          12/31/95          16,521            16,137
          12/31/96          19,805            19,842
          12/31/97          25,389            26,459


                Average Annual Total Return

                                                                  Since
                                                                Inception
                                      1 Year    5 Year          (10/8/92)
Investor A Shares (No Load)           28.20%    18.48%            19.48%

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Performance Reviews, continued                       The Riverfront Funds, Inc.

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                     Income Equity Fund

Value of a $10,000 Investment

            Label             A                 B

                        Investor A Shares  S&P 500 Index

           10/8/92           9,551            10,000
          12/31/92          10,387            10,503
          12/31/93          11,645            11,545
          12/31/94          12,004            11,713
          12/31/95          15,779            16,137
          12/31/96          18,916            19,842
          12/31/97          24,250            26,459



                   Average Annual Total Return
                                                            Since
                                                          Inception
                               1 Year     5 Year          (10/8/92)
Investor A Shares              22.48%     17.41%            18.44%


* Reflects 4.50% sales charge.


                     Income Equity Fund

Value of a $10,000 Investment

            Label             A                 B

                       Investor B Shares   S&P 500 Index

           10/8/92          10,000            10,000
          12/31/92          10,875            10,503
          12/31/93          12,192            11,545
          12/31/94          12,568            11,713
          12/31/95          16,247            16,137
          12/31/96          19,442            19,842
          12/31/97          24,625            26,459



                   Average Annual Total Return
                                                            Since
                                                          Inception
                               1 Year     5 Year          (10/8/92)
Investor B Shares              23.23%     17.65%            18.78%

** Reflects applicable contingent deferred sales cahrge.


Past performance is not predictive of future results. Investment return and principal value of the Riverfront variable net asset funds will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance of Investor B Shares for periods prior to the initial offering, January 1995, presents performance for Investor A Shares and is restated to reflect applicable contingent deferred sales charges. Investor B Shares are subject to distribution and service fees, which would have reduced performance. The maximum Contingent Deferred Sales Charge for the Investor B Shares is 4.00%. The returns set forth reflect the waiver of certain advisory or administrative fees. Without the waiver of fees, total return would have been lower.

The Standard & Poor's 500 Stock Index is an unmanaged index considered to be representative of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The performance of The Riverfront Income Equity Fund reflects the deduction of fees for these value-added services.

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Performance Reviews, continued                       The Riverfront Funds, Inc.

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                         THE RIVERFRONT BALANCED FUND
The Fund seeks to provide long-term growth with a secondary focus on income by investing in a diversified portfolio of stocks, bonds and money market instruments. This conservatively managed fund had 64% of its net assets in equities, 32% in fixed-income securities and 4% in cash equivalents as of December 31, 1997./1/

The Fund performed well in 1997, posting a one-year return for the year ended 12/31/97 of 16.77% (Investor A shares),* assuming no front-end load. The Lipper Balanced average returned 18.94%. Relative to other balanced funds the Fund continues to have a lower exposure to stocks, but we feel that investing 64% of the Fund's assets in stocks is an appropriate level for a balanced fund.

The structure of the portfolio is similar to a combination of the Riverfront Large Company Select Fund and the Riverfront U.S. Government Income Fund.

As of December 31, 1997, the top five holdings in the Fund's equity portfolio were Merck (2.5% of the net assets of the Fund), Procter & Gamble (2.3%), Cincinnati Bell (2.2%), Cisco Systems (2.1%) and BankBoston (2.1%).

-------
*The return, with the maximum sales charge of 4.50%, was 11.53% for the period.

/1/The Fund's composition is subject to change.



                                Balanced Fund

Value of a $10,000 Investment

         Label       A             B            C             D            E

                 Investor A     S&P 500       Lehman       Blended       Lipper
                   Share         Index       Int. Gov      50% S&P       Balance
                 (No Load)
         9/1/94    10,000        10,000       10,000        10,000       10,000
       12/31/94     9,918         9,800        9,898         9,737        9,739
       12/31/95    11,984        13,475       11,413        12,143       12,161
       12/31/96    12,674        16,569       11,875        14,146       13,744
       12/31/97    14,800        22,095       12,792        17,063       16,355




                                Average Annual Total Return

                                                               Since
                                                             Inception
                                             1 Year           (9/1/94)
Investor A Shares (No Load)                  16.77%            12.47%

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Performance Reviews, continued                       The Riverfront Funds, Inc.

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                                Balanced Fund

Value of a $10,000 Investment

         Label       A             B            C             D            E

                  Investor      S&P 500       Lehman       Blended       Lipper
                  A Share        Index       Int. Gov      50% S&P       Balance

         9/1/94     9,551        10,000       10,000        10,000       10,000
       12/31/94     9,473         9,800        9,896         9,737        9,739
       12/31/95    11,448        13,475       11,413        12,143       12,161
       12/31/96    12,105        16,569       11,875        14,146       13,744
       12/31/97    14,135        22,095       12,792        17,063       16,355



                                Average Annual Total Return

                                                              Since
                                                            Inception
                                     1 Year                  (9/1/94)
Investor A Shares*                   11.53%                   10.93%


* Reflects 4.50% sales charge.



                                Balanced Fund

Value of a $10,000 Investment

         Label       A             B            C             D            E

                  Investor      S&P 500       Lehman       Blended       Lipper
                  B Share        Index       Int. Gov      50% S&P       Balance

         9/1/94     9,600        10,000       10,000        10,000       10,000
       12/31/94     9,526         9,800        9,896         9,737        9,739
       12/31/95    11,554        13,475       11,413        12,143       12,161
       12/31/96    12,184        16,569       11,875        14,146       13,744
       12/31/97    14,274        22,095       12,792        17,063       16,355



                                Average Annual Total Return

                                                              Since
                                                            Inception
                                     1 Year                  (9/1/94)
Investor B Shares**                  11.82%                  11.25%

** Reflects applicable contingent deferred sales charge.


Past performance is not predictive of future results. Investment return and principal value of the Riverfront variable net asset funds will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance of Investor B Shares for periods prior to the initial offering, January 1995, presents performance for Investor A Shares and is restated to reflect applicable contingent deferred sales charges. Investor B Shares are subject to distribution and service fees, which would have reduced performance. The maximum Contingent Deferred Sales Charge for the Investor B Shares is 4.00%. The returns set forth reflect the waiver of certain advisory or administrative fees. Without the waiver of fees, total return would have been lower.

The Standard & Poor's 500 Stock Index and the Lehman Brothers Intermediate Government/Corporate Bond Index are considered to be representative of the stock and bond markets, respectively. They are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The performance of The Riverfront Balanced Fund reflects the deduction of fees for these value-added services. The Lipper Balanced Average is a composite of 522 funds in the Lipper Balanced category.

The Riverfront Balanced Fund is also being measured against a benchmark of blended indices that represent 50% of the S&P 500 Index and 50% of the Lehman Brothers Intermediate Government/Corporate Bond Index.

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Performance Reviews, continued                       The Riverfront Funds, Inc.

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                   THE RIVERFRONT LARGE COMPANY SELECT FUND
The Fund invests primarily in larger-capitalization companies, many of which are among the largest and best-known names in the country and around the world. The Fund's managers seek to purchase stocks of companies that have strong management teams, proven and consistent earnings records, sustainable profitability and exciting prospects for the future.

The performance of the Fund has been excellent for the last year. In 1997, the Fund had a one-year return of 27.93% for the year ended 12/31/97 (Investor A shares),* while a group of like funds, the Lipper Growth & Income Average, returned 26.99%. The Fund's performance over the last three and five years has been equally impressive. Over the last three years, the annualized return was 28.16%, versus 26.48% for the Lipper Growth & Income Average; over the last five years the compound annual return was 17.58% versus 17.53% for the Lipper Growth & Income Average*.

Larger-capitalization stocks continued to lead the market throughout 1997. For example, the three largest companies in the United States, General Electric (3.3% of the Fund's average net assets), Coca-Cola (2.1%) and Microsoft (2.2%), saw their stock prices gain 50.6%, 27.8% and 56.4%, respectively. These three companies are among the top fifteen holdings of the Fund. All but three of the fifty largest companies in the United States saw double-digit gains in their stock prices. An excellent economic environment (low inflation, declining interest rates and strong growth in Gross Domestic Product) allowed large U.S. companies to achieve strong earnings growth.

The Fund's strongest performers in 1997 included Compaq Computer (gaining 89.9%), Pfizer (up 81.3%), Travelers (up 79.4%), Wal-Mart Stores (rising 74.5%) and Mellon Bank (gaining 74.4%).

Our outlook for 1998 has been tempered by events in Asia, but we are confident that large U.S. companies that are competitive on the global stage will continue to provide investors with strong investment returns. We believe that the Fund is well positioned, and we continue to focus on attractive long-term investment opportunities.

As of December 31, 1997, the top five holdings in the Fund's portfolio were Intel (3.4% of the net assets of the Fund), General Electric (3.3%), Pfizer (2.8%), Cisco Systems (2.7%) and Deere & Co. (2.7%)./1/

-------
*The return, with the maximum sales charge of 4.50%, was 22.19% for the one-year average annual return, 27.34% for the three-year average annual total return and 17.37% for the five-year average annual total return for the period ended 12/31/97.

/1/The Fund's composition is subject to change.



                 Large Company Select Fund

Value of a $10,000 Investment

            Label             A                 B

                       Investor A (No Load)   Lipper G&I

           8/30/86          10,000            10,000
          12/31/86           9,570             9,533
          12/31/87           9,960             9,732
          12/31/88          11,050            11,318
          12/31/89          14,280            13,993
          12/31/90          13,390            13,338
          12/31/91          16,510            17,181
          12/31/92          17,670            18,794
          12/31/93          19,010            21,237
          12/31/94          19,150            21,074
          12/31/95          25,910            27,484
          12/31/96          32,220            33,123
          12/31/97          41,219            42,106



                                Average Annual Total Return

                                                                   Since
                                                                  Inception
                                    1 Year    5 Year    10 Year   (8/30/86)
Investor A Shares (No Load)         27.93%    18.46%     15.26%     13.29%

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Performance Reviews, continued                       The Riverfront Funds, Inc.

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                 Large Company Select Fund

Value of a $10,000 Investment

            Label             A                 B

                      Investor A (No Load)   Lipper G&I

           8/30/86           9,600            10,000
          12/31/86           9,187             9,533
          12/31/87           9,582             9,732
          12/31/88          10,608            11,318
          12/31/89          13,632            13,993
          12/31/90          12,854            13,338
          12/31/91          15,849            17,181
          12/31/92          16,963            18,794
          12/31/93          18,250            21,237
          12/31/94          18,384            21,074
          12/31/95          24,874            27,484
          12/31/96          30,931            33,123
          12/31/97          39,364            42,106



                          Average Annual Total Return

                                                                    Since
                                                                  Inception
                                   1 Year   5 Year  10 Year       (8/30/86)
Investor A Shares*                 22.19%   17.38%   14.72%         12.83%

* Reflects 4.50% sales charge.



                 Large Company Select Fund

Value of a $10,000 Investment

            Label             A                 B

                         Investor B         Lipper G&I

           8/30/86          10,000            10,000
          12/31/86           9,542             9,533
          12/31/87           9,859             9,732
          12/31/88          10,859            11,318
          12/31/89          13,853            13,993
          12/31/90          12,963            13,338
          12/31/91          15,870            17,181
          12/31/92          16,858            18,794
          12/31/93          17,994            21,237
          12/31/94          17,996            21,074
          12/31/95          24,170            27,484
          12/31/96          29,832            33,123
          12/31/97          37,879            42,106


                          Average Annual Total Return

                                                                    Since
                                                                  Inception
                                   1 Year   5 Year  10 Year       (8/30/86)
Investor B Shares**                22.97%   17.37%   14.41%         12.45%

** Reflects applicable contingent deferred sales charge.


The quoted performance of this Fund ("Mutual Fund") includes performance of certain collective fund ("Commingled") accounts advised by Provident Bank, for periods dating back to 8/30/86 and prior to the Mutual Fund's commencement of operations on 1/2/97, as adjusted to reflect the expenses associated with the Mutual Fund. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law in registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

Past performance is not predictive of future results. Investment return and principal value of the Riverfront variable net asset funds will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance of Investor B Shares for periods prior to the initial offering, January 1997, represents performance for Investor A Shares and is restated to reflect applicable contingent deferred sales charges. Investor B Shares are subject to distribution and service fees, which would have reduced performance. The maximum Contingent Deferred Sales Charge for the Investor B Shares is 4.00%. The returns set forth reflect the waiver of certain advisory or administrative fees. Without the waiver of fees, total return would have been lower.

The Lipper Growth & Income Average is an unmanaged index considered to be representative of the average of the Growth & Income category of funds.

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Performance Reviews, continued                       The Riverfront Funds, Inc.

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                    THE RIVERFRONT STOCK APPRECIATION FUND

The Fund focuses on stocks of small and mid-sized companies trading at attractive valuations and potential to deliver superior earnings growth. For the year ended December 31, 1997, it posted a total return of 18.79% (Investor A Shares),* compared to 22.36% for the Russell 2000, the fund's primary benchmark.

The stock market, as measured by the S&P 500, accomplished a feat never before matched in history by posting a third straight year of 20% plus gains. Once again, the large-caps led the way as investors continued to place money in well-established, well- known names. The large capitalized companies continued to post strong, steady earnings growth which has led to investors bidding up their prices. The small-caps lagged the market-leaders, making the relative valuations of the small caps more attractive. As a result, we believe many small names are well positioned for a good 1998.

The primary concern on everyone's mind today is the impact on our markets of the turmoil in Asia. Those most likely to suffer include the multi-nationals who rely on sales to the Far East and domestic companies that compete directly with Asian exports to this country, as their Asian competitors may slash prices to unload excess inventories. A slowdown in the U.S. economy or in the earnings growth rates of U.S. companies that compete with Asian firms could cause a significant pullback in the share prices of American companies. The impact should not be as severe for small and midsize companies that operate and compete primarily in the U.S. and the rest of North America.

As we look ahead, we see an American economy of slowing growth and continued low inflation, and an increasing probability of slowing earnings growth due to sales and competitive pressures from Asia. This has led us to continue to search for value in the smaller company sectors that may be insulated from Asia. This led to a realignment at year-end that we believe has positioned the Fund well for 1998. The current top ten holdings in the Fund had average earnings growth in 1997 of 40.3% on average revenue growth of 43.1%, and had an average return on equity of 20.07%. They trade at an average price- to-earnings ratio of 19.7 times. As of December 31, 1997, the top five holdings in the Fund were Jones Apparel Group (3.1% of the net assets of the Fund), NBTY (2.9%), Colonial Bancgroup (2.7%), Cincinnati Bell (2.4%) and LCI International (2.4%)./1/
-------
*The return, with the maximum sales charge of 4.50%, was 13.50% for the one year ended 12/31/97.

/1/Fund composition is subject to change.



                           Stock Appreciation Fund

Value of a $10,000 Investment

         Label       A             D

                  Investor
                  A Share       Russell

        7/23/87    10,000        10,000
       12/31/87     7,886         7,391
       12/31/88     7,718         9,231
       12/31/89     8,977        10,730
       12/31/90     9,442         8,637
       12/31/91    16,710        12,615
       12/31/92    17,682        14,939
       12/31/93    19,525        17,776
       12/31/94    17,487        17,439
       12/31/95    22,365        22,399
       12/31/96    24,461        26,092
       12/31/97    29,272        31,929


                                      Average Annual Total Return

                                                                        Since
                                                                      Inception
                                      1 Year  5 Year  10 Year         (7/23/87)
Investor A Shares (No Load)           18.79%  10.61%   14.01%           10.82%

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Performance Reviews, continued                       The Riverfront Funds, Inc.

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                           Stock Appreciation Fund

Value of a $10,000 Investment

     Label       A           D

            Investor
            A Share       Russell

  7/23/87     9,548        10,000
 12/31/87     7,530         7,391
 12/31/88     7,369         9,231
 12/31/89     8,572        10,730
 12/31/90     9,015         8,637
 12/31/91    15,955        12,615
 12/31/92    16,883        14,939
 12/31/93    18,642        17,776
 12/31/94    16,697        17,439
 12/31/95    21,354        22,399
 12/31/96    23,527        26,092
 12/31/97    27,948        31,929



                                Average Annual Total Return
                                                                      Since
                                                                    Inception
                                 1 Year     5 year     10 Years     (7/23/87)
Investor A Shares*               13.50%      9.60%      13.48%       10.33%

* Reflects 4.50% sales charge.



                           Stock Appreciation Fund

Value of a $10,000 Investment

         Label       A             D

                  Investor      Russell
                   A Share        2000

        7/23/87    10,000        10,000
       12/31/87     7,886         7,391
       12/31/88     7,718         9,231
       12/31/89     8,977        10,730
       12/31/90     9,442         8,637
       12/31/91    16,710        12,615
       12/31/92    17,682        14,939
       12/31/93    19,525        17,776
       12/31/94    17,487        17,439
       12/31/95    22,436        22,399
       12/31/96    24,465        26,092
       12/31/97    28,835        31,929



                                Average Annual Total Return
                                                                      Since
                                                                    Inception
                                 1 Year     5 year     10 Years     (7/23/87)
Investor B Shares**              13.97%      10.00%      13.84%       10.66%

** Reflects applicable contingent deferred sales charge.


Past performance is not predictive of future results. Investment return and principal value of the Riverfront variable net asset funds will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance of Investor B Shares for periods prior to the initial offering, October 1995, presents performance for Investor A Shares and is restated to reflect applicable contingent deferred sales charges. Investor B Shares are subject to distribution and service fees, which would have reduced performance. The return includes the performance history of the MIM Stock Appreciation Fund and excludes that of the MIM Stock Growth Fund prior to acquisition. The maximum Contingent Deferred Sales Charge for the Investor B Shares is 4.00%. The returns set forth reflect the waiver of certain advisory or administrative fees. Without the waiver of fees, total return would have been lower.

The Russell 2000 is an unmanaged index considered to be representative of the small- to mid-sized stock market. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The performance of The Riverfront Stock Appreciation Fund reflects the deduction of fees for these value-added services.

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Performance Reviews, continued                       The Riverfront Funds, Inc.

-------------------------------------------------------------------------------
                  THE RIVERFRONT U.S. GOVERNMENT INCOME FUND
The bond market turned in a strong performance in 1997, driven by tamer inflation and the financial crisis in Asia. Raw material prices actually fell in 1997, while consumer prices barely inched up. A strong dollar and excess capacity kept a lid on producer prices. Productivity gains mitigated the effects of increased labor cost. These favorable trends are likely to continue in 1998.

The unfortunate events in Asia sent investors running for cover. These investors found a safe haven in U.S. Treasury securities. A large part of the gains in the bond market are attributable to events in Asia. It will probably take Asia all of 1998 to work through its problems, if not longer. Therefore, investors are likely to seek out the safety and liquidity of the U.S. Treasury market.

The Fund continues to focus on high-quality assets with limited interest rate risk. The Fund's total return for the one-year period ended 12/31/97 was 6.94%.*

-------
*The return, with the maximum sales charge of 4.50%, was 2.17% for the one year period ended 12/31/97.



                         U.S. Government Income Fund

Value of a $10,000 Investment

         Label       A             B            C             D

                  Investor       Lehman       Lehman        Lipper
                  A Share        Govern.     Int. Gov.    Intermed.

        10/1/92    10,000        10,000       10,000        10,000
       12/31/92     9,869        10,028        9,964        10,090
       12/31/93    10,587        10,958       10,840        10,966
       12/31/94    10,106        10,656       10,631        10,560
       12/31/95    11,644        12,554       12,261        12,204
       12/31/96    11,937        13,228       12,758        12,559
       12/31/97    12,765        14,488       13,743        13,574




                                Average Annual Total Return

                                                                    Since
                                                                   Inception
                                            1 Year    5 Year       (10/1/92)
Investor A Shares (No Load)                 6.94%     5.28%          4.77%

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Performance Reviews, continued                       The Riverfront Funds, Inc.

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                         U.S. Government Income Fund

Value of a $10,000 Investment

         Label       A             B            C             D

                  Investor       Lehman       Lehman        Lipper
                  A Share        Govern.     Int. Gov.    Intermed.

        10/1/92     9,551        10,000       10,000        10,000
       12/31/92     9,426        10,028        9,964        10,090
       12/31/93    10,122        10,958       10,840        10,966
       12/31/94     9,653        10,656       10,631        10,560
       12/31/95    11,121        12,554       12,261        12,204
       12/31/96    11,401        13,226       12,758        12,559
       12/31/97    12,192        14,488       13,743        13,574



                 Average Annual Total Return

                                                 Since
                                               Inception
                       1 Year      5 Year      (10/1/92)
Investor A Shares*     2.17%       4.31%         3.86%

* Reflects 4.50% sales charge.




                         U.S. Government Income Fund

Value of a $10,000 Investment

         Label       A             B            C             D

                  Investor       Lehman       Lehman        Lipper
                  B Share        Govern.     Int. Gov.    Intermed.

        10/1/92    10,000        10,000       10,000        10,000
       12/31/92     9,869        10,028        9,964        10,090
       12/31/93    10,060        10,958       10,840        10,966
       12/31/94    10,106        10,656       10,631        10,560
       12/31/95    11,152        12,554       12,261        12,204
       12/31/96    11,171        13,226       12,758        12,559
       12/31/97    12,233        14,488       13,743        13,574




                 Average Annual Total Return
                                                 Since
                                               Inception
                       1 Year      5 Year      (10/1/92)
Investor B Shares**     2.07%       4.38%         4.07%

** Reflects applicable contingent deferred sales charge.


Past performance is not predictive of future results. Investment return and principal value of the Riverfront variable net asset funds will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance of Investor B Shares for periods prior to the initial offering, January 1995, presents performance for Investor A Shares and is restated to reflect applicable contingent deferred sales charges. Investor B Shares are subject to distribution and service fees, which would have reduced performance. The maximum Contingent Deferred Sales Charge for the Investor B Shares is 4.00%. The returns set forth reflect the waiver of certain advisory or administrative fees. Without the waiver of fees, total return would have been lower.

The Fund's performance is measured against two indices considered to be representative of mortgage-backed government bonds and intermediate-term bonds, the Lehman Brothers Government/Mortgage Bond Index and the Lehman Brothers Intermediate Government/Corporate Bond Index, respectively. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of these value-added services.

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Performance Reviews, continued                       The Riverfront Funds, Inc.

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                    THE RIVERFRONT OHIO TAX-FREE BOND FUND
The 1997 Asian crisis led to a significant drop in yields in the Treasury market. The Ohio tax-free market lagged the Treasury market, as taxable rates dropped dramatically at the latter half of the year. The flight to quality that led to the drop in rates was spurred on by foreign buyers in the taxable market that did not translate over into the municipal market to the same degree. Additionally, the Treasury market formed an extremely flat yield curve of around 50 basis points from two to 30 years. The municipal market, with its call risk, remained at a much steeper yield curve as 1997 concluded. The Fund ended 1997 with a one-year total return of 4.27% ( Investor A shares).*

Looking at 1998, the extremely vibrant U.S. economy coupled with lower interest rates should spur additional issuance of municipal bonds in the coming year. With interest rates hovering near a three-year low, many municipalities will use this opportunity to refinance debt. Within the Ohio market, we anticipate the passage of school reform legislation, which should spur an increase in school construction and, therefore, municipal bond issuance by Ohio school districts. With that in mind, we expect the spread between Treasuries and municipals to remain at wider levels than in the past year. This should help the flow of assets to municipal funds to remain strong throughout 1998. One strong plus for the municipal market is the increase in tax revenues to municipalities in 1997 from the growing economy. This has enhanced the credit quality of municipals in general, and we do not anticipate any credit quality concerns in 1998.

Given the environment, we expect to make no major changes in the allocation or maturity structure of the Fund in the near future. The average maturity of the Fund's holdings was 6 years.

-------
*The return, with the maximum sales charge of 4.5%, was -0.35% for the one year period ended 12/31/97.



                   Ohio Tax-Free Bond Fund

Value of a $10,000 Investment

            Label             A                   B

                      Investor A Shares    Lehman Brothers

            8/1/94          10,000              10,000
          12/31/94           9,953               9,727
          12/31/95          11,044              11,424
          12/31/96          11,370              11,955
          12/31/97          11,856              12,718



                Average Annual Total Return

                                                Since
                                              Inception
                                1 Year        (10/1/94)

Investor A Shares (No Load)     4.27%           5.10%

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Performance Reviews, continued                       The Riverfront Funds, Inc.

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                   Ohio Tax-Free Bond Fund

Value of a $10,000 Investment

            Label             A                   B

                      Investor A Shares    Lehman Brothers

            8/1/94           9,551              10,000
          12/31/94           9,906               9,727
          12/31/95          10,548              11,424
          12/31/96          10,859              11,955
          12/31/97          11,330              12,718



          Average Annual Total Return

                                       Since
                                     Inception
                       1 Year        (8/1/94)
Investor A Shares*    -0.35%           3.72%

* Reflects 4.50% sales charge.



                   Ohio Tax-Free Bond Fund

Value of a $10,000 Investment

            Label             A                   B

                      Investor A Shares    Lehman Brothers

            8/1/94          10,000              10,000
          12/31/94           9,953               9,727
          12/31/95          10,958              11,424
          12/31/96          11,201              11,955
          12/31/97          11,288              12,718




          Average Annual Total Return
----------------------------------------------
                                       Since
                                     Inception
                       1 Year        (8/1/94)
----------------------------------------------
Investor B Shares**    -0.21%          3.60%

** Reflects applicable contingent deferred sales charge.


Past performance is not predictive of future results. Investment return and principal value of the Riverfront variable net asset funds will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance of Investor B Shares for periods prior to the initial offering, January 1995, presents performance for Investor A Shares and is restated to reflect applicable contingent deferred sales charges. Investor B Shares are subject to distribution and service fees, which would have reduced performance. The maximum Contingent Deferred Sales Charge for the Investor B Shares is 4.00%. The returns set forth reflect the waiver of certain advisory or administrative fees. Without the waiver of fees, total return would have been lower.

The performance of The Riverfront Ohio Tax-Free Bond Fund is measured against the Lehman Brothers Intermediate Municipal Bond Fund Index, an unmanaged index generally representative of the performance of the municipal bond fund market nationwide. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of these value-added services.

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Performance Reviews, continued                       The Riverfront Funds, Inc.

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          THE RIVERFRONT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
During 1997 the Asian crisis lead to a flight to quality in the U.S. Treasury market. The influx of foreign investment in the Treasury market forced prices up, causing a decrease in rates that resulted in a direct impact on money market securities. With the Federal Reserve observing from the sidelines, it does not appear likely that there will be an ease in rates. On this premise, we do not anticipate a drop below 5%. With pressure on interest rates, there is currently a flat yield curve with respect to money market instruments.

Flexibility is the key to success in such an environment. Consequently, maturities were shortened, falling from 43 days in August to 34 days by year-end. Moreover, in an effort to further cushion the Fund against sudden shifts in rates, assets were invested in a widely diversified range of securities, including high-grade commercial paper, with varying maturity dates. As a result, the Fund performed in line with other funds of this type throughout the period.

Given the Fund's overriding objective, preservation of capital, we expect to maintain our laddered approach to the markets in the months ahead, in an effort to reduce exposure to sudden shifts in interest rates. We do not expect to make any significant changes in allocation.



         U.S. Government Securities Money Market Fund

Value of a $10,000 Investment

            Label             A                   B

                      U.S. 30-Day T-bill   U.S. Government

           10/1/92          10,000              10,000
          12/31/92          10,052              10,081
          12/31/93          10,343              10,374
          12/31/94          10,747              10,766
          12/31/95          11,348              11,361
          12/31/96          10,939              11,916
          12/31/97          12,566              12,514


                 Average Annual Total Return

                                                          Since
                                                        Inception
                                1 Year      5 Year      (10/8/92)
U.S. Government Securities
Money Market Fund               5.02%       4.42%         4.36%


Although The Riverfront U.S. Government Securities Money Market Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. An investment in the Fund is neither insured nor guaranteed by the U.S. Government. The returns set forth reflect the waiver of certain advisory or administrative fees. Without the waiver of fees, total returns would have been lower. The 7-day yield for the Fund as of 12/31/97 was 5.01%.

The U.S. Treasury Bill Index is considered to be representative of the T-bill market. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The performance of The Riverfront U.S. Government Securities Money Market Fund reflects the deduction of fees for these value-added services.

--------------------------------------------------------------------------------
Report of Independent Auditors

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1997

To the Shareholders and Directors
The Riverfront Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments of The Riverfront Funds, Inc. (comprising, respectively, U.S. Government Securities Money Market Fund, U.S. Government Income Fund, Income Equity Fund, Ohio Tax-Free Bond Fund, Balanced Fund, Stock Appreciation Fund, and Large Company Select Fund) as of December 31, 1997, the related statements of operations for the year then ended of the U.S. Government Securities Money Market Fund, U.S. Government Income Fund, Income Equity Fund, Ohio Tax-Free Bond Fund, Balanced Fund, and Stock Appreciation Fund and for the period January 2, 1997 to December 31, 1997 for the Large Company Select Fund and the statements of changes in net assets for each of the two years in the period then ended of the U.S. Government Securities Money Market Fund, U.S. Government Income Fund, Income Equity Fund, Ohio Tax-Free Bond Fund, Balanced Fund, and Stock Appreciation Fund, and for the period January 2, 1997 to December 31, 1997 of the Large Company Select Fund, and the financial highlights for each of the three years in the period then ended of the U.S. Government Securities Money Market Fund, U.S. Government Income Fund, Income Equity Fund, Ohio Tax-Free Bond Fund, and Balanced Fund, and for the two years ended December 31, 1997 and for the period October 1, 1995 to December 31, 1995 of the Stock Appreciation Fund, and for the period January 2, 1997 to December 31, 1997 of the Large Company Select Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Riverfront Funds, Inc. at December 31, 1997, the results of their operations, the changes in their net assets and the financial highlights for the respective periods ended December 31, 1997 in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP

Cincinnati, Ohio
February 13, 1998

--------------------------------------------------------------------------------
Statement of Assets and Liabilities

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1997

                                  U.S. GOVERNMENT  U.S. GOVERNMENT    INCOME
                                  SECURITIES MONEY     INCOME         EQUITY
                                    MARKET FUND         FUND           FUND
                                  ---------------- --------------- ------------
ASSETS:
Investments, at value (Cost
 $111,358,087; $49,153,218; and
 $96,679,453, respectively).....    $111,358,087     $49,741,917   $101,416,249
Repurchase agreements (Cost
 $31,408,000; $0; and $0,
 respectively)..................      31,408,000             --             --
                                    ------------     -----------   ------------
TOTAL INVESTMENTS...............     142,766,087      49,741,917    101,416,249
Cash............................             439             --             --
Interest and dividends
 receivable.....................         484,466         631,997        283,533
Receivable for capital shares
 issued.........................             --               76        104,504
Receivable for investments sold.             --              --         468,154
Prepaid expenses and other
 assets.........................          10,642           5,482         21,273
                                    ------------     -----------   ------------
TOTAL ASSETS....................     143,261,634      50,379,472    102,293,713
                                    ------------     -----------   ------------
LIABILITIES:
Dividends payable...............         615,066             412            --
Payable for capital shares
 redeemed.......................             --              --           1,534
Payable for investments
 purchased......................             --              --         743,993
Accrued expenses and other
 payables:
 Investment advisory fees.......          18,229          17,134         80,325
 Administration fees............           3,812           1,381          2,621
 Custodian and accounting fees..           5,937           6,420         13,363
 12b-1 fees (Investor A)........          12,152           8,022         12,562
 12b-1 fees (Investor B)........             --            1,115         14,485
 Transfer agent fees............             --            3,841          1,626
 Audit and legal fees...........          36,872          11,007         19,414
 Other..........................             809           3,712            --
                                    ------------     -----------   ------------
TOTAL LIABILITIES...............         692,877          53,044        889,923
                                    ------------     -----------   ------------
NET ASSETS:
Capital.........................     142,572,510      50,806,345     95,815,203
Accumulated undistributed
 (distributions in excess of)
 net investment income..........             --              --             534
Net unrealized appreciation/
 depreciation on investments....             --          588,699      4,736,796
Accumulated undistributed net
 realized gains (losses) on
 investment transactions........          (3,753)     (1,068,616)       851,257
                                    ------------     -----------   ------------
 NET ASSETS.....................    $142,568,757     $50,326,428   $101,403,790
                                    ============     ===========   ============
Net Assets
 Investor A Shares..............    $142,568,757     $49,017,391   $ 83,840,700
 Investor B Shares..............              NA       1,309,037     17,563,090
                                    ------------     -----------   ------------
   Total........................    $142,568,757     $50,326,428   $101,403,790
                                    ============     ===========   ============
Shares of capital stock
 Investor A Shares..............     142,572,510       5,168,697      7,175,136
 Investor B Shares..............              NA         122,570      1,466,214
                                    ------------     -----------   ------------
   Total........................     142,572,510       5,291,267      8,641,350
                                    ============     ===========   ============
Net asset value
 Investor A Shares--redemption
  price per share...............    $       1.00     $      9.48   $      11.68
 Investor B Shares--offering
  price per share*..............              NA           10.68          11.98
                                    ============     ===========   ============
Maximum Sales Charge (Investor
 A).............................              NA            4.50%          4.50%
                                    ============     ===========   ============
Maximum Offering Price per share
 (100%/(100%--Maximum Sales
 Charge) of net asset value
 adjusted to nearest cent)
 (Investor A) (a)...............    $       1.00     $      9.93   $      12.23
                                    ============     ===========   ============

-------
(a) Offering price and redemption price are the same for the U.S. Government Securities Money Market Fund.
  * Redemption price of Investor B shares varies based on length of time shares are held.
NA  Not applicable

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1997

                                                         STOCK      LARGE COMPANY
                           OHIO TAX-FREE  BALANCED    APPRECIATION     SELECT
                             BOND FUND      FUND          FUND          FUND
                           ------------- -----------  ------------  -------------
ASSETS:
Investments, at value
 (Cost $3,289,469;
 $18,057,693;
 $18,089,347; and
 $20,020,952,
 respectively)...........   $3,512,105   $20,982,175  $22,127,696    $36,027,913
Interest and dividends
 receivable..............       34,701        97,044       11,588         46,735
Receivable for capital
 shares issued...........          --          8,434          481         37,836
Receivable for
 investments sold........          --            --     5,138,936            --
Unamortized organization
 costs...................          --            --           --           4,944
Prepaid expenses and
 other assets............        8,385         7,734          --           6,576
                            ----------   -----------  -----------    -----------
TOTAL ASSETS.............    3,555,191    21,095,387   27,278,701     36,124,004
                            ----------   -----------  -----------    -----------
LIABILITIES:
Payable for capital
 shares redeemed.........          --          7,725        1,540            --
Payable for investments
 purchased...............          --            --     1,650,192            --
Accrued expenses and
 other payables:
 Investment advisory
  fees...................        1,317        14,221       17,129         24,009
 Administration fees.....          102           562          668            943
 Custodian and
  accounting fees........        1,303         3,390        3,860          5,481
 12b-1 fees (Investor
  A).....................          749         1,039        5,263          6,075
 12b-1 fees (Investor
  B).....................        1,007         9,622        1,051          1,900
 Transfer agent fees.....        1,751         3,738        7,541          1,832
 Audit and legal fees....        2,589         3,995        5,489          6,067
 Other...................          198         5,247        8,389            108
                            ----------   -----------  -----------    -----------
TOTAL LIABILITIES........        9,016        49,539    1,701,122         46,415
                            ----------   -----------  -----------    -----------
NET ASSETS:
Capital..................    3,178,243    17,990,174   18,568,291     20,059,805
Accumulated undistributed
 net investment income
 (loss)..................       93,730         3,979       (2,194)            --
Net unrealized
 appreciation/
 depreciation on
 investments.............      222,636     2,924,482    4,038,349     16,006,961
Accumulated undistributed
 net realized gains
 (losses) on investment
 transactions............       51,566       127,213    2,973,133         10,823
                            ----------   -----------  -----------    -----------
 NET ASSETS..............   $3,546,175   $21,045,848  $25,577,579    $36,077,589
                            ==========   ===========  ===========    ===========
Net Assets
 Investor A Shares.......   $2,410,683   $ 9,562,897  $24,312,196    $33,613,506
 Investor B Shares.......    1,135,492    11,482,951    1,265,383      2,464,083
                            ----------   -----------  -----------    -----------
   Total.................   $3,546,175   $21,045,848  $25,577,579    $36,077,589
                            ==========   ===========  ===========    ===========
Shares of capital stock
 Investor A Shares.......      268,544       777,175    2,651,012      2,964,154
 Investor B Shares.......      123,530       903,237      133,340        218,535
                            ----------   -----------  -----------    -----------
   Total.................      392,074     1,680,412    2,784,352      3,182,689
                            ==========   ===========  ===========    ===========
Net asset value
 Investor A Shares--
  redemption price per
  share..................   $     8.98   $     12.30  $      9.17    $     11.34
 Investor B Shares--
  offering price per
  share*.................         9.19         12.71         9.49          11.28
                            ==========   ===========  ===========    ===========
Maximum Sales Charge
 (Investor A)............         4.50%         4.50%        4.50%          4.50%
                            ==========   ===========  ===========    ===========
Maximum Offering Price
 per share (100%/(100%--
 Maximum Sales Charge)
 of net asset value
 adjusted to nearest
 cent) (Investor A)......   $     9.40   $     12.88  $      9.60    $     11.87
                            ==========   ===========  ===========    ===========

-------
*Redemption price of Investor B shares varies based on length of time shares are held.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Operations

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                  For the Year Ended December 31, 1997

                                    U.S. GOVERNMENT  U.S. GOVERNMENT   INCOME
                                    SECURITIES MONEY     INCOME        EQUITY
                                      MARKET FUND         FUND          FUND
                                    ---------------- --------------- -----------
INVESTMENT INCOME:
Interest income...................     $8,966,454      $3,195,536    $   114,843
Dividend income...................            --           85,440      2,688,652
                                       ----------      ----------    -----------
TOTAL INCOME......................      8,966,454       3,280,976      2,803,495
                                       ----------      ----------    -----------
EXPENSES:
Investment advisory fees..........        242,900         200,909        898,800
Administration fees...............        323,868         100,455        189,223
12b-1 fees (Investor A)...........        404,830         122,072        202,966
12b-1 fees (Investor B)...........            --           13,985        134,238
Custodian and accounting fees.....         81,531          55,655        144,048
Audit and legal fees..............         77,217          32,257         65,211
Directors' fees and expenses......          9,635           3,922          5,554
Transfer agent fees...............         33,896          50,879         96,037
Registration and filing fees......          9,072           8,076          2,324
Printing costs....................         79,667          19,245         48,278
Other.............................         14,832           4,530         18,091
                                       ----------      ----------    -----------
GROSS EXPENSES....................      1,277,448         611,985      1,804,770
  Less: Fee waivers...............       (242,899)        (29,297)       (41,154)
                                       ----------      ----------    -----------
    Net Expenses..................      1,034,549         582,688      1,763,616
                                       ----------      ----------    -----------
Net Investment Income.............      7,931,905       2,698,288      1,039,879
                                       ----------      ----------    -----------
REALIZED/UNREALIZED GAINS (LOSSES)
FROM INVESTMENTS:
Net realized gains (losses) from
 investment transactions..........         (1,463)        781,702     21,576,605
Net change in unrealized
 appreciation/depreciation from
 investments......................            --          (56,510)       752,438
                                       ----------      ----------    -----------
Net realized/unrealized gains
 (losses) from investments........         (1,463)        725,192     22,329,043
                                       ----------      ----------    -----------
Change in net assets resulting
 from operations..................     $7,930,442      $3,423,480    $23,368,922
                                       ==========      ==========    ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Operations

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                  For the Year Ended December 31, 1997

                                    OHIO                    STOCK         LARGE
                                  TAX-FREE    BALANCED   APPRECIATION    COMPANY
                                  BOND FUND     FUND         FUND      SELECT FUND*
                                  ---------  ----------  ------------  ------------
INVESTMENT INCOME:
Interest income.................  $ 436,799  $  520,993  $    84,507    $   67,812
Dividend income.................     15,627     233,985      365,157       461,398
                                  ---------  ----------  -----------    ----------
TOTAL INCOME....................    452,426     754,978      449,664       529,210
                                  ---------  ----------  -----------    ----------
EXPENSES:
Investment advisory fees........     40,980     185,950      214,758       251,705
Administration fees.............     16,689      41,323       53,690        62,927
12b-1 fees (Investor A).........     17,534      24,764       64,711        76,802
12b-1 fees (Investor B).........     11,823     107,557        9,604         7,423
Custodian and accounting fees...     13,711      33,160       42,139        49,119
Audit and legal fees............      9,985      20,656       15,518        21,646
Organization costs..............        --           56       14,394         3,872
Directors' fees and expenses....        594       1,235        1,556         2,026
Transfer agent fees.............     39,534      61,796      118,492        41,424
Registration and filing fees....      4,199       6,474       15,908         7,294
Printing costs..................      3,513      11,766       19,283        10,459
Other...........................        727      13,622        2,748         2,445
                                  ---------  ----------  -----------    ----------
GROSS EXPENSES..................    159,289     508,359      572,801       537,142
  Less: Fee waivers.............     (8,196)    (31,340)         --            --
  Less: Expense reimbursements..    (23,066)        --           --            --
                                  ---------  ----------  -----------    ----------
    Net Expenses................    128,027     477,019      572,801       537,142
                                  ---------  ----------  -----------    ----------
Net Investment Income (Loss)....    324,399     277,959     (123,137)       (7,932)
                                  ---------  ----------  -----------    ----------
REALIZED/UNREALIZED GAINS
(LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from
 investment transactions........    656,758   1,983,851    5,867,571     4,033,588
Net change in unrealized
 appreciation/depreciation from
 investments....................   (692,569)    870,883   (1,404,729)    3,414,575
                                  ---------  ----------  -----------    ----------
Net realized/unrealized gains
 (losses) from investments......    (35,811)  2,854,734    4,462,842     7,448,163
                                  ---------  ----------  -----------    ----------
Change in net assets resulting
 from operations................  $ 288,588  $3,132,693  $ 4,339,705    $7,440,231
                                  =========  ==========  ===========    ==========

-------
* For the period January 2, 1997 (commencement of operations) through December 31, 1997.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.

                                U.S. GOVERNMENT              U.S. GOVERNMENT
                            SECURITIES MONEY MARKET              INCOME                   INCOME EQUITY
                                     FUND                         FUND                        FUND
                          ----------------------------  --------------------------  --------------------------
                           YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                              1997           1996           1997          1996          1997          1996
                          -------------  -------------  ------------  ------------  ------------  ------------
FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
 Net investment income..  $   7,931,905  $   8,268,622  $ 2,698,288   $ 1,942,237   $  1,039,879  $ 1,134,267
 Net realized gains
  (losses) from
  investment
  transactions..........         (1,463)           --       781,702        90,347     21,576,605   13,473,952
 Net change in
  unrealized
  appreciation/
  depreciation from
  investments...........            --             --       (56,510)   (1,183,269)       752,438   (1,397,638)
                          -------------  -------------  -----------   -----------   ------------  -----------
Change in net assets
 resulting from
 operations.............      7,930,442      8,268,622    3,423,480       849,315     23,368,922   13,210,581
                          -------------  -------------  -----------   -----------   ------------  -----------
DISTRIBUTIONS TO
INVESTOR A SHAREHOLDERS:
 From net investment
  income................     (7,931,905)    (8,268,622)  (2,663,877)   (1,865,718)      (981,986)  (1,089,197)
 In excess of net
  investment income.....            --             --      (412,137)          --             --       (11,775)
 From net realized gains
  from investments......            --             --           --            --     (19,246,795) (10,109,545)
DISTRIBUTIONS TO
INVESTOR B SHAREHOLDERS:
 From net investment
  income................            --             --       (64,440)      (56,824)       (57,359)     (45,070)
 In excess of net
  investment income.....            --             --       (11,526)          --             --        (1,105)
 From net realized gains
  from investments......            --             --           --            --      (3,879,842)    (941,583)
 In excess of net
  realized gains........            --             --           --            --             --       (94,220)
                          -------------  -------------  -----------   -----------   ------------  -----------
Change in net assets
 from shareholder
 distributions..........     (7,931,905)    (8,268,622)  (3,151,980)   (1,922,542)   (24,165,982) (12,292,495)
                          -------------  -------------  -----------   -----------   ------------  -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued................    374,303,813    413,837,358    4,236,017     2,867,087     15,853,924   12,638,065
 Proceeds from shares
  issued in connection
  with common trust fund
  acquisition...........            --             --    16,606,766           --             --           --
 Dividends reinvested...      2,327,411      2,193,920      506,586       486,495     23,523,261   12,143,803
 Cost of shares
  redeemed..............   (415,078,263)  (392,509,518)  (6,285,274)   (5,090,697)   (18,176,359)  (8,378,319)
                          -------------  -------------  -----------   -----------   ------------  -----------
Change in net assets
 from capital
 transactions...........    (38,447,039)    23,521,760   15,064,095    (1,737,115)    21,200,826   16,403,549
                          -------------  -------------  -----------   -----------   ------------  -----------
Change in net assets....    (38,448,502)    23,521,760   15,335,595    (2,810,342)    20,403,766   17,321,635
NET ASSETS:
 Beginning of period....    181,017,259    157,495,499   34,990,833    37,801,175     81,000,024   63,678,389
                          -------------  -------------  -----------   -----------   ------------  -----------
 End of period..........  $ 142,568,757  $ 181,017,259  $50,326,428   $34,990,833   $101,403,790  $81,000,024
                          =============  =============  ===========   ===========   ============  ===========
SHARE TRANSACTIONS:
 Issued.................    374,303,813    413,837,358      448,161       299,041      1,186,068      997,947
 Issued in connection
  with common trust fund
  acquisition...........            --             --     1,761,057           --             --           --
 Reinvested.............      2,327,411      2,193,920       53,203        51,049      1,989,492    1,001,471
 Redeemed...............   (415,078,263)  (392,509,518)    (664,598)     (534,677)    (1,316,119)    (656,491)
                          -------------  -------------  -----------   -----------   ------------  -----------
Change in shares........    (38,447,039)    23,521,760    1,597,823      (184,587)     1,859,441    1,342,927
                          =============  =============  ===========   ===========   ============  ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.

                                                                                              STOCK                  LARGE
                                                                                          APPRECIATION              COMPANY
                             OHIO TAX-FREE BOND FUND          BALANCED FUND                   FUND                SELECT FUND
                            --------------------------  --------------------------  --------------------------  -------------
                                                                                                                  FOR THE
                             YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   PERIOD ENDED
                            DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                1997          1996          1997          1996          1997          1996         1997*
                            ------------  ------------  ------------  ------------  ------------  ------------  ------------
FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
  Net investment income
   (loss)..............     $    324,399  $   434,913   $   277,959   $   514,538   $   (123,137) $   (462,477) $    (7,932)
 Net realized gains
  (losses) from
  investment
  transactions.........          656,758       (2,919)    1,983,851      (153,623)     5,867,571     5,645,154    4,033,588
 Net change in
  unrealized
  appreciation/depreciation
  from investments.....         (692,569)    (107,900)      870,883       853,589     (1,404,729)   (1,674,745)   3,414,575
                            ------------  -----------   -----------   -----------   ------------  ------------  -----------
Change in net assets
 resulting from
 operations............          288,588      324,094     3,132,693     1,214,504      4,339,705     3,507,932    7,440,231
                            ------------  -----------   -----------   -----------   ------------  ------------  -----------
DISTRIBUTIONS TO
INVESTOR A
SHAREHOLDERS:
 From net investment
  income...............         (200,793)    (412,215)     (180,288)     (346,017)           --            --           --
 In excess of net
  investment income....         (113,570)         --            --         (1,775)           --           (289)         --
 From net realized
  gains from
  investments..........         (446,337)         --       (786,461)          --      (4,562,955)   (3,106,226)  (3,675,987)
 From tax return of
  capital..............          (32,451)         --            --            --             --            --       (76,753)
DISTRIBUTIONS TO
INVESTOR B
SHAREHOLDERS:
 From net investment
  income...............          (36,634)     (21,400)      (99,558)     (168,520)           --            --           --
 In excess of net
  investment income....           (8,728)         --            --         (1,028)           --            --           --
 From net realized
  gains from
  investments..........         (156,126)         --       (913,202)          --        (216,879)      (65,866)    (270,025)
 From tax return of
  capital..............           (2,494)         --            --            --             --            --           --
                            ------------  -----------   -----------   -----------   ------------  ------------  -----------
Change in net assets
 from shareholder
 distributions.........         (997,133)    (433,615)   (1,979,509)     (517,340)    (4,779,834)   (3,172,381)  (4,022,765)
                            ------------  -----------   -----------   -----------   ------------  ------------  -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued...............          516,123      632,048     2,623,393    11,628,310      3,536,148     3,709,128    4,882,547
 Proceeds from shares
  issued in connection
  with common trust
  fund acquisition.....       11,399,841          --            --            --             --            --    27,813,338
 Dividends reinvested..          201,688       26,194     1,948,716       546,821      4,580,891     2,969,201    3,939,671
 Cost of shares
  redeemed.............      (19,539,956)    (588,738)   (5,473,923)   (6,534,711)   (14,013,668)  (16,166,715)  (3,975,433)
                            ------------  -----------   -----------   -----------   ------------  ------------  -----------
Change in net assets
 from capital
 transactions..........       (7,422,304)      69,504      (901,814)    5,640,420     (5,896,629)   (9,488,386)  32,660,123
                            ------------  -----------   -----------   -----------   ------------  ------------  -----------
Change in net assets...       (8,130,849)     (40,017)      251,370     6,337,584     (6,336,758)   (9,152,835)  36,077,589
NET ASSETS:
 Beginning of period...       11,677,024   11,717,041    20,794,478    14,456,894     31,914,337    41,067,172          --
                            ------------  -----------   -----------   -----------   ------------  ------------  -----------
 End of period.........     $  3,546,175  $11,677,024   $21,045,848   $20,794,478   $ 25,577,579  $ 31,914,337  $36,077,589
                            ============  ===========   ===========   ===========   ============  ============  ===========
SHARE TRANSACTIONS:
 Issued................           49,102       59,532       207,417     1,017,399        359,468       373,503      403,509
 Issued in connection
  with common trust
  fund acquisition.....        1,097,194          --            --            --             --            --     2,781,335
 Reinvested............           20,948        2,490       156,705        47,842        490,460       315,294      353,440
 Redeemed..............       (1,895,117)     (55,955)     (437,775)     (571,147)    (1,448,614)   (1,628,669)    (355,595)
                            ------------  -----------   -----------   -----------   ------------  ------------  -----------
Change in shares.......         (727,873)       6,067       (73,653)      494,094       (598,686)     (939,872)   3,182,689
                            ============  ===========   ===========   ===========   ============  ============  ===========

-------
* For the period January 2, 1997 (commencement of operations) through December 31, 1997.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1997
U.S. Government Securities Money Market Fund

  PRINCIPAL                        SECURITY                         AMORTIZED
   AMOUNT                        DESCRIPTION                           COST
 ----------- ---------------------------------------------------   ------------
 COMMERCIAL PAPER (31.8%)
 Agriculture (1.8%)
 $ 2,500,000 Cargill, Inc., Discount Note, 1/9/98...............   $  2,496,894
                                                                   ------------
 Automotive (1.4%)
   2,000,000 Ford Motor Co., Discount Note, 1/7/98..............      1,998,137
                                                                   ------------
 Banks (2.8%)
   4,000,000 Bankers Trust, Discount Note, 4/6/98...............      3,941,628
                                                                   ------------
 Brokerage Services (8.0%)
   4,000,000 Merrill Lynch & Co., Inc., Discount Note, 1/5/98...      3,997,531
   1,500,000 Merrill Lynch & Co., Inc., Discount Note, 3/27/98..      1,479,813
   2,000,000 Morgan Stanley, Dean Witter Discover & Co.,
              Discount Note, 1/23/98............................      1,993,033
   4,000,000 Morgan Stanley, Dean Witter Discover & Co.,
              Discount Note, 2/13/98............................      3,972,432
                                                                   ------------
                                                                     11,442,809
                                                                   ------------
 Financial Services (9.1%)
   2,000,000 Associates Corp., N.A., Discount Note, 3/23/98.....      1,975,340
   2,900,000 General Electric Capital Corp., Discount Note,
              1/21/98...........................................      2,890,834
     500,000 General Electric Capital Corp., Discount Note,
              2/2/98............................................        497,533
   1,000,000 General Electric Capital Corp., Discount Note,
              2/5/98............................................        994,604
   1,500,000 General Electric Capital Corp., Discount Note,
              3/13/98...........................................      1,483,315
   1,750,000 IBM Credit Corp., Discount Note, 1/16/98...........      1,745,858
   1,500,000 Sunbelt-Dix, Inc., Discount Note, 1/6/98...........      1,498,829
   2,000,000 Sunbelt-Dix, Inc., Discount Note, 1/20/98..........      1,994,089
                                                                   ------------
                                                                     13,080,402
                                                                   ------------
 Food Distributors, Supermarkets & Wholesalers (2.4%)
   1,500,000 Winn Dixie Stores, Inc., Discount Note, 1/13/98....      1,497,215
   2,000,000 Winn Dixie Stores, Inc., Discount Note, 2/10/98....      1,987,400
                                                                   ------------
                                                                      3,484,615
                                                                   ------------

  PRINCIPAL                        SECURITY                         AMORTIZED
   AMOUNT                        DESCRIPTION                           COST
 ----------- ---------------------------------------------------   ------------
 COMMERCIAL PAPER, CONTINUED:
 Manufacturing--Consumer Goods (2.1%)
 $ 3,000,000 Eaton Corp., Discount Note, 2/9/98.................   $  2,981,172
                                                                   ------------
 Pharmaceuticals (4.2%)
   1,000,000 Glaxo Wellcome PLC, Discount Note, 1/12/98.........        998,298
   1,500,000 Glaxo Wellcome PLC, Discount Note, 1/16/98.........      1,496,456
   3,500,000 Glaxo Wellcome PLC, Discount Note, 1/27/98.........      3,485,895
                                                                   ------------
                                                                      5,980,649
                                                                   ------------
 Total Commercial Paper (Amortized Cost $45,406,306)                 45,406,306
                                                                   ------------
 REPURCHASE AGREEMENTS (22.0%)
  16,408,000 Dean Witter, 6.70%, 1/2/98, (Collateralized by
              $16,277,000 various U.S. Treasury and U.S.
              Government Agency Securities, 0.00%-9.38%, 1/2/98-
              10/17/16, market value--$16,736,802)..............     16,408,000
  15,000,000 Merrill Lynch, 6.50%, 1/2/98, (Collateralized by
              $56,704,342 various U.S Government Agency
              Securities, 6.95%-8.00%, 7/1/15-7/1/20, market
              value--$15,300,307)...............................     15,000,000
                                                                   ------------
 Total Repurchase Agreements
  (Cost $31,408,000)                                                 31,408,000
                                                                   ------------
 U.S. GOVERNMENT AGENCIES (46.3%)
 Federal Agricultural Mortgage Corp. (1.4%)
   2,000,000 Discount Note, 1/6/98..............................      1,998,478
                                                                   ------------
 Federal Farm Credit Bank (4.9%)
   2,000,000 5.50%, 1/2/98......................................      2,000,000
   3,000,000 5.65%, 2/2/98......................................      3,000,000
   2,000,000 5.55%, 3/2/98......................................      2,000,000
                                                                   ------------
                                                                      7,000,000
                                                                   ------------
 Federal Home Loan Bank (2.1%)
   3,000,000 Discount Note, 1/5/98..............................      2,998,197
                                                                   ------------
 Federal Home Loan Mortgage Corp. (5.2%)
   2,500,000 Discount Note, 1/2/98..............................      2,499,625
   3,000,000 Discount Note, 2/17/98.............................      2,978,419
   2,000,000 5.84%, 4/8/98......................................      1,999,063
                                                                   ------------
                                                                      7,477,107
                                                                   ------------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1997
U.S. Government Securities Money Market Fund

  PRINCIPAL                         SECURITY                         AMORTIZED
   AMOUNT                         DESCRIPTION                           COST
 ----------- -----------------------------------------------------  ------------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Federal National Mortgage Assoc. (30.7%)
 $ 1,000,000 4.01%*, 1/6/98.......................................  $    999,785
   1,100,000 6.06%*, 1/8/98.......................................     1,100,064
   4,000,000 Discount Note, 1/9/98................................     3,995,119
   3,000,000 Discount Note, 1/15/98...............................     2,993,677
   2,000,000 Discount Note, 1/16/98...............................     1,995,442
   3,000,000 Discount Note, 1/20/98...............................     2,991,418
   4,000,000 Discount Note, 1/21/98...............................     3,987,856
   3,000,000 Discount Note, 2/5/98................................     2,984,046
   3,000,000 Discount Note, 2/13/98...............................     2,980,363
   1,500,000 4.50%*, 2/25/98......................................     1,497,549
   4,000,000 5.71%, 3/18/98, MTN..................................     3,998,474
   2,190,000 8.15%, 5/11/98.......................................     2,208,916
   3,000,000 5.63%, 8/14/98, MTN..................................     2,996,760
   2,000,000 Series 98-AA, 5.54%, 3/12/98.........................     2,000,000
   2,000,000 Series 98-AC, 5.74%, 6/9/98..........................     2,000,000

  PRINCIPAL                        SECURITY                         AMORTIZED
   AMOUNT                        DESCRIPTION                           COST
 ----------- ---------------------------------------------------   ------------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Federal National Mortgage Assoc., continued:
 $ 2,000,000 Series 98-Y, 5.52%, 1/15/98........................   $  2,000,000
   3,000,000 Series 98-Z, 5.63%, 2/12/98........................      3,000,000
                                                                   ------------
                                                                     43,729,469
                                                                   ------------
 Student Loan Marketing Assoc. (1.1%)
   1,500,000 5.73%*, 1/6/98.....................................      1,499,597
                                                                   ------------
 Tennessee Valley Authority (0.9%)
   1,250,000 5.13%, 3/4/98, Continuously callable @ 100.........      1,248,933
                                                                   ------------
 Total U.S. Government Agencies (Amortized Cost $65,951,781)         65,951,781
                                                                   ------------
 Total Investments (Amortized Cost $142,766,087) (a)--100.1%        142,766,087
 Liabilities in excess of other assets (0.1)%                          (197,330)
                                                                   ------------
 Total Net Assets--100.0%                                          $142,568,757
                                                                   ============

-------
(a) Cost and value for federal income tax and financial reporting purposes are the same.
* Variable Rate. Rate presented represents rate in effect at December 31, 1997. Maturity date reflects the next rate change date.
MTN--Medium Term Note.
PLC--Public Liability Co.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1997
U.S. Government Income Fund

 SHARES OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 COMMERCIAL PAPER (1.0%)
 Financial Services (1.0%)
   500,000 Sunbelt-Dix. Inc., Discount Note, 1/27/98.............   $   497,967
                                                                    -----------
 Total Commercial Paper (Cost $497,967)                                 497,967
                                                                    -----------
 CORPORATE BONDS (27.0%)
 Banks (7.2%)
   600,000 Chase Capital I, Series A, 7.67%, 12/1/26, Callable
            12/1/06 @ 103.84, Guaranteed by Chase Manhattan
            Corp.................................................       621,000
   500,000 Mellon Capital I, 7.72%, 12/1/26, Callable 12/1/06 @
            103.86, Guaranteed by Mellon Bank Corp...............       518,125
 1,000,000 Midland Bank PLC (HSBC), 6.95%, 3/15/11...............     1,026,250
 1,461,382 PNC Mortgage Securities Corp., Series 1997-3, Class
            2A3, 7.50%, 5/25/27 CMO..............................     1,474,271
                                                                    -----------
                                                                      3,639,646
                                                                    -----------
 Computers & Peripherals (2.0%)
 1,000,000 International Business Machines Corp., 6.22%, 8/1/27,
            Putable 8/1/04 @ 100.................................     1,012,500
                                                                    -----------
 Financial Services (9.3%)
   200,000 American Express Master Trust, Series 1994-1, Class A,
            7.15%, 8/15/99 ABS...................................       201,556
   200,000 Associates Corp., N.A., 5.25%, 3/30/00................       196,500
 1,000,000 Boatmen's Auto Trust, Series 1996-A, Class A3, 6.75%,
            1/15/03 ABS..........................................     1,019,800
   345,000 Discover Card Trust, Series 1992-B, Class A, 6.80%,
            6/16/00 ABS..........................................       344,762
   500,000 Ford Motor Credit Co., 6.25%, 12/8/05.................       493,125
 1,000,000 Premier Auto Trust, Series 1994-4, Class CTFS, 6.85%,
            5/2/99 ABS...........................................     1,007,340
   650,000 Security Pacific Acceptance Corp., Series 1995-1,
            Class A2, 6.70%, 4/10/20 ABS.........................       655,824
   430,424 The Money Store Home Equity Trust, Series 1995-A,
            Class A2, 7.93%, 2/15/14 ABS.........................       432,202
   250,000 Toyota Motor Credit Corp., 7.13%, 9/26/06, Callable
            9/26/99 @ 100, MTN...................................       264,063
                                                                    -----------
                                                                      4,615,172
                                                                    -----------
 Food Processing & Packaging (1.1%)
   500,000 McCormick & Co., Inc., 8.95%, 7/1/01..................       542,500
                                                                    -----------
 Office Equipment & Supplies (Non-Computer Related) (2.9%)
 1,455,000 Pitney Bowes Credit Corp., 6.63%, 6/1/02..............     1,484,100
                                                                    -----------
 Oil & Gas Exploration, Production & Services (1.0%)
   500,000 Kerr-McGee Corp., 6.63%, 10/15/07.....................       514,375
                                                                    -----------
 Oil & Gas Transmission (0.7%)
   356,000 Trans-Canada Pipelines Ltd., 6.77%, 4/30/01, MTN......       363,565
                                                                    -----------

 SHARES OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 CORPORATE BONDS, CONTINUED:
 Steel (0.4%)
   200,000 Worthington Industries, Inc., 7.13%, 5/15/06..........   $   210,000
                                                                    -----------
 Telecommunications (2.0%)
 1,000,000 U.S. West Capital Funding, Inc., 6.31%, 11/1/05,
            Putable 11/1/00 @ 100................................     1,005,000
                                                                    -----------
 Utilities--Electric & Gas (0.4%)
   200,000 Oklahoma Gas & Electric Co., 6.25%, 10/15/00..........       201,000
                                                                    -----------
 Total Corporate Bonds (Cost $13,409,547)                            13,587,858
                                                                    -----------
 U.S. GOVERNMENT AGENCIES (48.9%)
 Federal Home Loan Bank (5.9%)
   300,000 5.88%*, 5/26/98, Series BR98..........................       299,970
 1,000,000 5.95%, 3/5/01, Series ID01, Callable 3/5/98 @ 100.....       997,180
   875,000 6.38%, 4/29/03, Series A-03, Callable 4/29/98 @ 100...       874,816
   690,000 9.50%, 2/25/04........................................       810,895
                                                                    -----------
                                                                      2,982,861
                                                                    -----------
 Federal Home Loan Mortgage Corp. (5.3%)
   300,000 Discount Note, 1/14/98................................       299,427
 1,226,320 6.00%, 12/1/99, Gold Pool #M80147.....................     1,216,436
   700,000 6.80%, 9/18/02, Continuously Callable @ 100, (Called
            2/4/98)..............................................       699,930
   225,000 6.20%, 4/15/03........................................       227,108
   242,742 7.50%, 3/15/15, Series 1262, Class F CMO..............       243,048
                                                                    -----------
                                                                      2,685,949
                                                                    -----------
 Federal National Mortgage Assoc. (28.3%)
   500,000 9.05%, 4/10/00........................................       533,715
 1,500,000 6.45%, 4/12/01, Series 01-M, Callable 4/12/99 @ 100...     1,505,490
 1,000,000 6.71%, 3/13/02, Callable 3/13/00 @ 100, MTN...........     1,011,330
 1,500,000 6.54%, 10/8/02, Callable 10/8/98 @ 100, MTN...........     1,497,900
 1,039,823 6.00%, 2/1/03, Pool #335463...........................     1,029,882
 1,221,329 6.00%, 5/1/03, Pool #347156...........................     1,208,566
   625,000 6.38%, 6/25/03, Continuously Callable @ 100, MTN......       623,844
 1,000,000 6.38%, 7/8/03, Continuously Callable @ 100 (Called
            2/13/98), MTN........................................       998,130
   300,000 6.85%, 4/5/04.........................................       313,362
 1,000,000 7.00%, 9/25/05, Series 1992-110, Class G CMO..........     1,006,030
 1,000,000 7.55%, 3/27/07, Series 07-B, Callable 3/27/00 @ 100...     1,029,370
   912,341 7.50%, 3/17/14, Series 1997-39, Class A CMO...........       922,404


Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1997
U.S. Government Income Fund

 SHARES OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Federal National Mortgage Assoc., continued:
   515,675 7.00%, 9/25/19, Series 1991-155, Class PE CMO.........   $   517,696
 2,000,000 6.50%, 8/18/20, Series 1997-57, Class PM CMO..........     2,018,672
                                                                    -----------
                                                                     14,216,391
                                                                    -----------
 Government National Mortgage Assoc. (1.3%)
   618,267 8.00%, 5/15/23, Pool #351752..........................       639,789
                                                                    -----------
 Private Export Funding Corp. (2.0%)
 1,000,000 6.24%, 5/15/02, Series VV, Guaranteed by Export-Import
            Bank of The United States............................     1,008,750
                                                                    -----------
 Student Loan Marketing Assoc. (3.5%)
 1,000,000 6.05%, 9/14/00........................................     1,004,070
   762,235 5.92%*, 10/25/04, Series 1996-3, Class A1 ABS.........       761,549
                                                                    -----------
                                                                      1,765,619
                                                                    -----------
 Tennessee Valley Authority (2.6%)
 1,250,000 6.24%, 7/15/45, Series B, Callable 7/15/20 @ 100,
            Putable 7/15/01 @ 100................................     1,290,625
                                                                    -----------
 Total U.S. Government Agencies (Cost $24,365,654)                   24,589,984
                                                                    -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 U.S. TREASURY BONDS (2.0%)
 1,000,000 6.25%, 8/15/23.........................................   $ 1,029,140
                                                                     -----------
 Total U.S. Treasury Bonds (Cost $977,561)                             1,029,140
                                                                     -----------
 U.S. TREASURY NOTES (17.9%)
 1,000,000 5.88%, 3/31/99.........................................     1,002,680
 4,000,000 6.50%, 5/31/01.........................................     4,093,960
 1,000,000 6.38%, 9/30/01.........................................     1,020,330
 1,000,000 6.25%, 8/31/02.........................................     1,020,300
   850,000 6.25%, 2/15/03.........................................       869,134
   950,000 7.00%, 7/15/06.........................................     1,025,259
                                                                     -----------
 Total U.S. Treasury Notes (Cost $8,897,184)                           9,031,663
                                                                     -----------
 INVESTMENT COMPANIES (2.0%)
   169,434 Dreyfus Treasury Prime Fund............................       169,434
   835,871 Federated U.S. Treasury Services Fund..................       835,871
                                                                     -----------
 Total Investment Companies (Cost $1,005,305)                          1,005,305
                                                                     -----------
 Total Investments (Cost $49,153,218) (a)--98.8%                      49,741,917
 Other assets in excess of liabilities 1.2%                              584,511
                                                                     -----------
 Total Net Assets--100.0%                                            $50,326,428
                                                                     ===========

-------
(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation...................................... $669,355
         Unrealized depreciation......................................  (80,656)
                                                                       --------
         Net unrealized appreciation.................................. $588,699
                                                                       ========

*Variable Rate.
ABS--Asset Backed Security
CMO--Collateralized Mortgage Obligation
MTN--Medium Term Note
PLC--Public Liability Co.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1997
Income Equity Fund

 SHARES OR
 PRINCIPAL                        SECURITY                             MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   ------------
 COMMON STOCKS (99.3%)
 Aerospace/Defense (2.1%)
   48,200  B.F. Goodrich Co......................................   $  1,997,288
    1,900  Boeing Co.............................................         92,981
                                                                    ------------
                                                                       2,090,269
                                                                    ------------
 Aluminum (1.4%)
   23,700  Reynolds Metal Co.....................................      1,422,000
                                                                    ------------
 Automotive (0.1%)
    3,000  Ford Motor Co.........................................        146,063
                                                                    ------------
 Automotive Parts (3.6%)
    3,100  Dana Corp.............................................        147,250
   56,000  Echlin, Inc...........................................      2,026,500
   28,300  TRW, Inc..............................................      1,510,513
                                                                    ------------
                                                                       3,684,263
                                                                    ------------
 Banks (3.1%)
    1,750  BankAmerica Corp......................................        127,750
    2,050  BankBoston Corp.......................................        192,572
   23,100  Crestar Financial Corp................................      1,316,699
   10,700  Magna Group, Inc......................................        489,525
    3,000  Wells Fargo & Co......................................      1,018,313
                                                                    ------------
                                                                       3,144,859
                                                                    ------------
 Beverages (2.0%)
   10,700  Brown-Forman Corp., Class B...........................        591,175
   44,100  Seagram Co. Ltd.......................................      1,424,981
                                                                    ------------
                                                                       2,016,156
                                                                    ------------
 Brokerage Services (0.8%)
   19,750  Edwards (A.G.), Inc...................................        785,063
                                                                    ------------
 Building Materials (1.5%)
   20,100  Armstrong World Industries, Inc.......................      1,502,475
                                                                    ------------
 Chemicals--General (3.3%)
   30,300  Hercules, Inc.........................................      1,516,894
   31,850  PPG Industries, Inc...................................      1,819,431
                                                                    ------------
                                                                       3,336,325
                                                                    ------------
 Chemicals--Specialty (2.2%)
   23,200  Eastman Chemical Co...................................      1,381,850
   49,900  Engelhard Corp........................................        867,013
                                                                    ------------
                                                                       2,248,863
                                                                    ------------
 Computers & Peripherals (0.1%)
      750  Cisco Systems, Inc.(b)................................         41,813
      770  Compaq Computer Corp..................................         43,456
                                                                    ------------
                                                                          85,269
                                                                    ------------
 Consumer Goods & Services (3.1%)
   20,500  Newell Co.............................................        871,250
    1,600  Procter & Gamble Co...................................        127,700

 SHARES OR
 PRINCIPAL                        SECURITY                             MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED:
 Consumer Goods & Services, continued:
   85,400  Rubbermaid, Inc.......................................   $  2,135,000
                                                                    ------------
                                                                       3,133,950
                                                                    ------------
 Containers & Packaging (2.1%)
   41,900  Crown Cork & Seal Co., Inc............................      2,100,238
                                                                    ------------
 Cosmetics & Toiletries (1.9%)
   38,200  International Flavors & Fragrances, Inc...............      1,967,300
                                                                    ------------
 Diversified (2.7%)
    1,800  General Electric Co...................................        132,075
   13,500  National Service Industries, Inc......................        669,094
   47,800  Tenneco, Inc..........................................      1,888,100
                                                                    ------------
                                                                       2,689,269
                                                                    ------------
 Electrical Equipment (4.3%)
    2,200  Emerson Electric Co...................................        124,163
   25,500  Hubbell, Inc., Class B................................      1,257,469
   31,200  Johnson Controls, Inc.................................      1,489,800
   30,900  Tecumseh Products Co., Class A........................      1,506,374
                                                                    ------------
                                                                       4,377,806
                                                                    ------------
 Electronic & Electrical--General (7.6%)
   57,900  General Signal Corp...................................      2,442,655
   44,200  Harris Corp...........................................      2,027,675
   27,900  Honeywell, Inc........................................      1,911,150
   28,900  Thomas & Betts Corp...................................      1,365,525
                                                                    ------------
                                                                       7,747,005
                                                                    ------------
 Financial Services (1.9%)
    3,600  Federal National Mortgage Assoc.......................        205,425
   16,100  TransAmerica Corp.....................................      1,714,650
                                                                    ------------
                                                                       1,920,075
                                                                    ------------
 Food Distributors, Supermarkets & Wholesalers (2.2%)
   56,300  Food Lion, Inc., Class A..............................        475,031
   45,300  Giant Food, Inc., Class A.............................      1,526,044
    5,000  Winn-Dixie Stores, Inc................................        218,438
                                                                    ------------
                                                                       2,219,513
                                                                    ------------
 Forest Products--Lumber & Paper (9.0%)
   27,900  Consolidated Papers, Inc..............................      1,489,163
   51,100  Fort James Corp.......................................      1,954,574
   11,600  International Paper Co................................        500,250
   39,800  Kimberly-Clark Corp...................................      1,962,637
   13,800  Rayonier, Inc.........................................        587,363
   17,600  Temple-Inland, Inc....................................        920,700
   18,800  Union Camp Corp.......................................      1,009,325
   20,000  Westvaco Corp.........................................        628,750
                                                                    ------------
                                                                       9,052,762
                                                                    ------------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1997
Income Equity Fund

 SHARES OR
 PRINCIPAL                        SECURITY                             MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED:
 Heavy Machinery (0.2%)
    2,650  Deere & Co............................................   $    154,528
                                                                    ------------
 Industrial Goods & Services (1.9%)
   57,200  Federal Signal Corp...................................      1,236,950
   16,200  Harsco Corp...........................................        698,625
                                                                    ------------
                                                                       1,935,575
                                                                    ------------
 Insurance (1.4%)
   42,500  TIG Holdings, Inc.....................................      1,410,469
                                                                    ------------
 Leisure--Recreation, Gaming (1.0%)
   33,200  Brunswick Corp........................................      1,006,375
                                                                    ------------
 Manufacturing--Miscellaneous (1.9%)
   93,200  Pall Corp.............................................      1,928,075
                                                                    ------------
 Medical Supplies (2.7%)
   47,500  Bard (C.R.), Inc......................................      1,487,344
    1,750  Johnson & Johnson.....................................        115,281
   30,500  Mallinckrodt, Inc.....................................      1,159,000
                                                                    ------------
                                                                       2,761,625
                                                                    ------------
 Metals--Nonferrous (0.2%)
    6,900  Oregon Metallurgical Corp. (b)........................        230,288
                                                                    ------------
 Mining (0.2%)
    2,000  Potash Corp. of Saskatchewan, Inc.....................        166,000
                                                                    ------------
 Oil & Gas Exploration, Production & Services (5.9%)
   28,700  Kerr McGee Corp.......................................      1,817,068
   46,000  Mitchell Energy & Development, Class A................      1,351,250
    9,600  Mitchell Energy & Development, Class B................        279,600
   14,600  National Fuel Gas Co..................................        710,838
   15,900  Sonat, Inc............................................        727,425
   34,400  Ultramar Diamond Shamrock Corp........................      1,096,500
                                                                    ------------
                                                                       5,982,681
                                                                    ------------
 Oil--Integrated Companies (2.8%)
    1,750  Amoco Corp............................................        148,969
    6,000  Atlantic Richfield Co.................................        480,750
    1,800  Exxon Corp............................................        110,138
    7,800  Mobil Corp............................................        563,063
    2,300  Royal Dutch Petroleum Co.--New York Shares............        124,631
   26,300  Texaco, Inc...........................................      1,430,062
                                                                    ------------
                                                                       2,857,613
                                                                    ------------
 Pharmaceuticals (4.3%)
   25,500  American Home Products Corp...........................      1,950,750
    1,500  Bristol-Myers Squibb Co...............................        141,938
    1,200  Merck & Co., Inc......................................        127,500

 SHARES OR
 PRINCIPAL                        SECURITY                             MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED:
 Pharmaceuticals, continued:
   59,500  Pharmacia & Upjohn, Inc...............................   $  2,179,187
                                                                    ------------
                                                                       4,399,375
                                                                    ------------
 Precision Instruments & Related (1.0%)
   36,800  Flowserve Corp........................................      1,028,100
                                                                    ------------
 Publishing (0.1%)
    2,000  McGraw-Hill Cos., Inc.................................        148,000
                                                                    ------------
 Railroads (1.7%)
   50,300  Illinois Central Corp.................................      1,713,344
                                                                    ------------
 Real Estate Investment Trusts (0.7%)
   18,900  FelCor Suite Hotels, Inc..............................        670,950
                                                                    ------------
 Retail--Department Stores (1.9%)
   15,400  J.C. Penney Co........................................        928,813
   15,600  Mercantile Stores Co., Inc............................        949,650
                                                                    ------------
                                                                       1,878,463
                                                                    ------------
 Retail--Specialty Stores (0.1%)
    5,700  Intimate Brands, Inc..................................        137,156
                                                                    ------------
 Semiconductors (0.0%)
      600  Intel Corp............................................         42,150
                                                                    ------------
 Steel (2.6%)
   35,000  Allegheny Teledyne, Inc...............................        905,625
   60,000  British Steel PLC-Sponsored ADR.......................      1,286,250
    4,500  Carpenter Technology Corp.............................        216,281
   12,100  Worthington Industries, Inc...........................        199,650
                                                                    ------------
                                                                       2,607,806
                                                                    ------------
 Tax Return Preparation (1.9%)
   42,900  H&R Block, Inc........................................      1,922,456
                                                                    ------------
 Tobacco & Tobacco Products (0.3%)
    5,000  Fortune Brands, Inc...................................        185,312
    2,300  Philip Morris Cos., Inc...............................        104,219
                                                                    ------------
                                                                         289,531
                                                                    ------------
 Utilities--Electric (2.2%)
    6,250  CINergy Corp..........................................        239,453
   15,300  DPL, Inc..............................................        439,875
    7,300  KU Energy Corp........................................        286,525
   17,500  PacifiCorp............................................        477,968
   16,600  Potomac Electric Power................................        428,488
   13,200  SCANA Corp............................................        395,175
                                                                    ------------
                                                                       2,267,484
                                                                    ------------
 Utilities--Electric & Gas (0.9%)
   28,800  LG&E Energy Corp......................................        665,946
    4,900  OGE Energy Corp.......................................        267,969
                                                                    ------------
                                                                         933,915
                                                                    ------------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1997
Income Equity Fund

 SHARES OR
 PRINCIPAL                        SECURITY                             MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED:
 Utilities--Natural Gas (2.5%)
   36,000  AGL Resources, Inc....................................   $    735,750
   17,100  NICOR, Inc............................................        721,406
   26,800  People's Energy Corp..................................      1,055,250
                                                                    ------------
                                                                       2,512,406
                                                                    ------------
 Utilities--Telecommunications (5.9%)
   33,800  Alltel Corp...........................................      1,387,913
   10,800  Cincinnati Bell, Inc..................................        334,800
   38,900  Frontier Corp.........................................        936,031
   33,500  GTE Corp..............................................      1,750,374
   32,000  Southern New England Telecommunications Corp..........      1,610,000
                                                                    ------------
                                                                       6,019,118
                                                                    ------------
 Total Common Stocks (Cost $95,936,210)                              100,673,006
                                                                    ------------

 SHARES OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                        DESCRIPTION                           VALUE
 --------- -----------------------------------------------------   ------------
 INVESTMENT COMPANIES (0.7%)
   18,888  Dreyfus Treasury Prime Fund..........................   $     18,888
  724,355  Federated U.S. Treasury Services Fund................        724,355
                                                                   ------------
 Total Investment Companies (Cost $743,243)                             743,243
                                                                   ------------
 Total Investments (Cost $96,679,453) (a)--100.0%                   101,416,249
 Liabilities in excess of other assets 0.0%                             (12,459)
                                                                   ------------
 Total Net Assets--100.0%                                          $101,403,790
                                                                   ============

-------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $214,353. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation................................... $ 7,422,288
         Unrealized depreciation...................................  (2,899,845)
                                                                    -----------
         Net unrealized appreciation............................... $ 4,522,443
                                                                    ===========

(b) Represents non-income producing securities.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1997
Ohio Tax-Free Bond Fund

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- -------------------------------------------------------   ----------
 MUNICIPAL BONDS (93.8%)
 Indiana (3.1%)
  100,000  Columbus, Multi-School Building Corp., 7.15%, 1/15/02,
            Pre-Refunded 1/15/01 @ 102............................   $  110,250
                                                                     ----------
 Ohio (85.1%)
  130,000  Butler County, Hospital Facilities Revenue, Middletown
            Regional Hospital Project, 6.00%, 11/15/10,
            Callable 5/15/04 @ 101, FGIC..........................      140,238
  150,000  Clermont County, Hospital Facilities Revenue, Mercy
            Health System, 6.38%, 9/1/01, AMBAC...................      161,063
  100,000  Clermont County, Waterworks Revenue, 6.63%, 12/1/16,
            Pre-Refunded 12/1/01 @ 102, AMBAC.....................      110,750
  250,000  Columbus, Sewer Revenue, 6.13%, 6/1/03, Callable 6/1/02
            @ 102.................................................      275,312
  175,000  Edgewood, City School District, GO, 6.30%, 12/1/02,
            Callable 12/1/01 @ 102, FGIC..........................      191,406
  100,000  Franklin County, Hospital Revenue, Children's Hospital
            Project, Series A, GO, 6.40%, 11/1/06,
            Pre-Refunded 11/1/01 @ 102............................      109,625
  155,000  Hamilton County, Sewer System Revenue, Series A, 6.40%,
            12/1/03, Callable 6/1/01 @ 102........................      168,756
  100,000  Mentor, GO, 5.25%, 12/1/09, Callable 12/1/06 @ 102.....      104,625
  100,000  Montgomery County, Issue I, Series A, Limited GO,
            6.55%, 9/1/06, Pre-Refunded 9/1/01
            @ 100.................................................      108,000
  160,000  Olentangy Local School District, Series A, GO, 5.70%,
            12/1/05, Callable 12/1/04 @ 102.......................      174,200
  100,000  Springboro City School District, GO, 6.60%, 12/1/02,
            Pre-Refunded 12/1/01 @ 102............................      110,500
   95,000  State Building Authority, State Facilities, James
            Rhodes Project, 6.25%, 6/1/11, Callable 6/1/01 @ 102,
            MBIA-IBC..............................................      101,650
  100,000  State Building Authority, State Transportation
            Facilities, Series A, 7.00%, 9/1/07, Callable 9/1/00 @
            102, MBIA.............................................      108,875
  155,000  State Housing Finance Agency, Single Family Mortgage
            Revenue, Series D, 6.80%, 9/1/05, Callable 9/1/01 @
            102,
            GNMA Coll.............................................      165,463
  100,000  State Public Facilities Commission, Higher Education
            Capital Facilities, Series II-B, 4.50%, 11/1/05.......      100,750
  100,000  State Public Facilities Commission, Higher Education
            Public Facilities, Series II-B, 4.50%, 11/1/08,
            Callable 11/1/07 @ 100................................       99,500
  175,000  State Public Facilities Commission, Higher Educational
            Facilities, Series B, 6.50%, 12/1/02,
            Pre-Refunded 12/1/99 @ 102, AMBAC.....................      186,375
  160,000  State Water Development Authority Revenue, 5.75%,
            6/1/03, Callable 12/1/02 @ 102, MBIA..................      171,600
  200,000  University of Cincinnati, General Receipts, Series I-1,
            6.95%, 6/1/00, Pre-Refunded 6/1/99
            @ 102.................................................      212,000
  200,000  University of Toledo, 7.00%, 6/1/03, Pre-Refunded
            6/1/00 @ 102, MBIA....................................      217,250
                                                                     ----------
                                                                      3,017,938
                                                                     ----------
 Oregon (5.6%)
  185,000  Tri-County Metropolitan Transportation District, Light
            Rail Extension, Series A, GO, 5.70%, 7/1/04,
            Callable 7/1/02 @ 101.................................      198,875
                                                                     ----------
 Total Municipal Bonds (Cost $3,104,427)                              3,327,063
                                                                     ----------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1997
Ohio Tax-Free Bond Fund

 SHARES OR
 PRINCIPAL                       SECURITY                           MARKET
  AMOUNT                        DESCRIPTION                         VALUE
 --------- ----------------------------------------------------   ----------
 INVESTMENT COMPANIES (5.2%)
  100,000  Dreyfus Municipal Money Market Fund.................   $  100,000
   85,042  Federated Tax Free Money Market Fund................       85,042
                                                                  ----------
 Total Investment Companies (Cost $185,042)                          185,042
                                                                  ----------
 Total Investments (Cost $3,289,469) (a)--99.0%                    3,512,105
 Other assets in excess of liabilities 1.0%                           34,070
                                                                  ----------
 Total Net Assets--100.0%                                         $3,546,175
                                                                  ==========

-------
(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation....................................... $222,636
         Unrealized depreciation.......................................        0
                                                                        --------
         Net unrealized appreciation................................... $222,636
                                                                        ========

AMBAC--Insured by AMBAC Indemnity Corp.
FGIC--Insured by Financial Guaranty Insurance Corp.
GNMA--Government National Mortgage Assoc.
GO--General Obligation.
MBIA--Insured by Municipal Bond Insurance Assoc.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1997
Balanced Fund

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS (64.0%)
 Aerospace/Defense (0.8%)
     3,400 Boeing Co..............................................   $   166,388
                                                                     -----------
 Apparel/Footwear (0.8%)
     4,100 Nike, Inc., Class B....................................       160,925
                                                                     -----------
 Automotive (1.0%)
     4,350 Ford Motor Co..........................................       211,791
                                                                     -----------
 Banks (4.3%)
     4,600 BankBoston Corp........................................       432,112
     1,500 Chase Manhattan Corp...................................       164,250
     2,650 J.P. Morgan & Co.......................................       299,118
                                                                     -----------
                                                                         895,480
                                                                     -----------
 Beverages (2.3%)
     4,000 Anheuser-Busch Cos., Inc...............................       176,000
     4,600 Coca-Cola Co...........................................       306,475
                                                                     -----------
                                                                         482,475
                                                                     -----------
 Chemicals--General (0.9%)
     3,000 E.I. du Pont de Nemours & Co...........................       180,188
                                                                     -----------
 Chemicals--Specialty (0.7%)
     3,500 Praxair, Inc...........................................       157,500
                                                                     -----------
 Computers & Peripherals (6.0%)
     8,000 Cisco Systems, Inc.(b).................................       445,999
     7,000 Compaq Computer Corp...................................       395,062
     2,400 Hewlett-Packard Co.....................................       150,000
     7,500 Sun Microsystems, Inc.(b)..............................       299,063
                                                                     -----------
                                                                       1,290,124
                                                                     -----------
 Consumer Goods & Services (2.3%)
     6,000 Procter & Gamble Co....................................       478,875
                                                                     -----------
 Cosmetics & Toiletries (2.7%)
     4,400 Avon Products, Inc.....................................       270,050
     3,000 Gillette Co............................................       301,313
                                                                     -----------
                                                                         571,363
                                                                     -----------
 Diversified (2.0%)
     5,600 General Electric Co....................................       410,900
                                                                     -----------
 Financial Services (4.5%)
     7,000 Federal National Mortgage Assoc........................       399,437
     3,200 FINOVA Group, Inc......................................       159,000
     2,750 SLM Holding Corp.......................................       382,593
                                                                     -----------
                                                                         941,030
                                                                     -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCK, CONTINUED:
 Heavy Machinery (2.7%)
     3,400 Caterpillar, Inc.......................................   $   165,113
     6,800 Deere & Co.............................................       396,525
                                                                     -----------
                                                                         561,638
                                                                     -----------
 Hotels & Motels (1.3%)
    12,000 Mirage Resorts, Inc.(b)................................       273,000
                                                                     -----------
 Insurance (2.0%)
    10,050 SunAmerica, Inc........................................       429,638
                                                                     -----------
 Medical Supplies (0.9%)
     2,800 Johnson & Johnson......................................       184,450
                                                                     -----------
 Newspapers (0.9%)
     2,800 New York Times Co., Class A............................       185,150
                                                                     -----------
 Oil--Integrated Companies (5.6%)
     4,600 Amoco Corp.............................................       391,574
     3,500 British Petroleum PLC, ADR.............................       278,906
     4,600 Exxon Corp.............................................       281,463
     4,000 Texaco, Inc............................................       217,500
                                                                     -----------
                                                                       1,169,443
                                                                     -----------
 Pharmaceuticals (5.8%)
     4,000 Bristol-Myers Squibb Co................................       378,500
     4,900 Merck & Co., Inc.......................................       520,624
     4,600 Pfizer, Inc............................................       342,988
                                                                     -----------
                                                                       1,242,112
                                                                     -----------
 Real Estate Investment Trusts (1.6%)
    17,000 Health & Retirement Property Trust.....................       340,000
                                                                     -----------
 Restaurants (1.4%)
    12,150 Wendy's International, Inc.............................       292,359
                                                                     -----------
 Rubber & Rubber Products (0.8%)
     2,550 Goodyear Tire & Rubber Co..............................       162,244
                                                                     -----------
 Semiconductors (1.7%)
     5,000 Intel Corp.............................................       351,250
                                                                     -----------
 Software & Computer Services (2.1%)
     3,150 Computer Associates International, Inc.................       166,556
     2,150 Microsoft Corp.(b).....................................       277,888
                                                                     -----------
                                                                         444,444
                                                                     -----------
 Steel (0.6%)
     8,000 Worthington Industries, Inc............................       132,000
                                                                     -----------
 Telecommunications (1.0%)
     5,500 Ericsson (L.M.) Telefonaktiebolaget, Sponsored ADR.....       205,219
                                                                     -----------


Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1997
Balanced Fund

 SHARES OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 COMMON STOCK, CONTINUED:
 Tobacco & Tobacco Products (0.8%)
     3,900 Philip Morris Cos., Inc...............................   $   176,719
                                                                    -----------
 Tools & Hardware Manufacturing (1.0%)
     5,400 Black & Decker Corp...................................       210,938
                                                                    -----------
 Utilities--Electric (2.3%)
     6,000 CINergy Corp..........................................       229,875
     4,500 Duke Energy Corp......................................       249,188
                                                                    -----------
                                                                        479,063
                                                                    -----------
 Utilities--Telecommunications (3.2%)
    14,600 Cincinnati Bell, Inc..................................       452,600
     4,300 GTE Corp..............................................       224,675
                                                                    -----------
                                                                        677,275
                                                                    -----------
 Total Common Stocks (Cost $10,610,807)                              13,463,981
                                                                    -----------
 CORPORATE BONDS (6.6%)
 Banks (2.0%)
   400,000 Chase Capital I, Series A, 7.67%, 12/1/26, Callable
            12/1/06 @ 103.84, Guaranteed by Chase Manhattan
            Corp.................................................       414,000
                                                                    -----------
 Brokerage Services (0.8%)
   163,000 Merrill Lynch & Co., Inc., 9.00%, 5/1/98..............       164,566
                                                                    -----------
 Financial Services (2.9%)
   615,000 Green Tree Financial Corp., Series 1997-6, Class A3,
            6.32%, 1/15/29 ABS...................................       616,901
                                                                    -----------
 Retail--Department Stores (0.9%)
   200,000 Sears Roebuck & Co., Series 7, 5.82%, 2/22/99 MTN.....       199,500
                                                                    -----------
 Total Corporate Bonds (Cost $1,384,366)                              1,394,967
                                                                    -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 U.S. GOVERNMENT AGENCIES (7.2%)
 Federal Home Loan Bank (1.4%)
   300,000 6.04%, 2/14/01, Callable 2/14/98 @ 100.................   $   298,884
                                                                     -----------
 Federal Home Loan Mortgage Corp. (1.9%)
   410,000 5.69% 11/29/00, Continuously Callable @ 100............       406,946
                                                                     -----------
 Federal National Mortgage Assoc. (3.9%)
   500,000 6.89%, 7/12/04, Callable 7/12/00 @ 100, MTN............       505,380
   300,000 6.95%, 11/13/06, Callable 11/13/01 @ 100...............       306,750
                                                                     -----------
                                                                         812,130
                                                                     -----------
 Total U.S. Government Agencies (Cost $1,505,941)                      1,517,960
                                                                     -----------
 U.S. TREASURY NOTES (18.2%)
 1,000,000 5.75%, 12/31/98........................................     1,001,520
   700,000 6.25%, 5/31/00.........................................       708,512
   300,000 6.25%, 10/31/01........................................       304,956
   300,000 6.38%, 8/15/02.........................................       307,668
 1,000,000 5.88%, 9/30/02.........................................     1,005,220
   500,000 5.75%, 8/15/03.........................................       500,115
                                                                     -----------
 Total U.S. Treasury Notes (Cost $3,779,303)                           3,827,991
                                                                     -----------
 INVESTMENT COMPANIES (3.7%)
   777,276 Federated U.S. Treasury Services Fund..................       777,276
                                                                     -----------
 Total Investment Companies (Cost $777,276)                              777,276
                                                                     -----------
 Total Investments (Cost $18,057,693)(a)--99.7%                       20,982,175
 Other assets in excess of liabilities 0.3%                               63,673
                                                                     -----------
 Total Net Assets--100.0%                                            $21,045,848
                                                                     ===========

-------
(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.................................... $3,102,778
         Unrealized depreciation....................................   (178,296)
                                                                     ----------
         Net unrealized appreciation................................ $2,924,482
                                                                     ==========

(b) Represents non-income producing securities.

ABS--Asset Backed Security
ADR--American Depositary Receipt
MTN--Medium Term Note
PLC--Public Liability Co.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1997
Stock Appreciation Fund

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS (85.1%)
 Advertising (1.3%)
    7,000  Catalina Marketing Corp. (b)...........................   $   323,750
                                                                     -----------
 Aerospace/Defense (1.8%)
   17,500  BE Aerospace, Inc. (b).................................       468,125
                                                                     -----------
 Apparel/Footwear (3.1%)
   18,600  Jones Apparel Group, Inc. (b)..........................       799,800
                                                                     -----------
 Automotive Parts (2.1%)
   16,000  Gentex Corp. (b).......................................       430,000
   10,000  Simpson Industries, Inc................................       117,500
                                                                     -----------
                                                                         547,500
                                                                     -----------
 Banks (7.3%)
   20,000  Colonial BancGroup, Inc................................       688,750
   10,920  HUBCO, Inc.............................................       427,245
   17,000  Sterling Bancorp.......................................       408,000
   12,000  Vermont Financial Services Corp........................       333,000
                                                                     -----------
                                                                       1,856,995
                                                                     -----------
 Building Materials (0.7%)
    4,500  Medusa Corp............................................       188,156
                                                                     -----------
 Chemicals--General (1.5%)
   33,000  CFC International, Inc. (b)............................       387,750
                                                                     -----------
 Chemicals--Specialty (0.6%)
    6,000  Cabot Corp.............................................       165,750
                                                                     -----------
 Commercial Services (2.9%)
   10,000  Alternative Resources Corp. (b)........................       230,625
   10,000  Healthcare Compare Corp. (b) (c).......................       511,250
                                                                     -----------
                                                                         741,875
                                                                     -----------
 Computers & Peripherals (1.3%)
    3,200  Adaptec, Inc. (b)......................................       118,800
    2,000  Complete Business Solutions, Inc. (b)..................        87,000
    3,500  Comverse Technology, Inc. (b)..........................       136,500
                                                                     -----------
                                                                         342,300
                                                                     -----------
 Cosmetics & Toiletries (1.5%)
   15,000  Nature's Sunshine Products, Inc........................       390,000
                                                                     -----------
 Electronic & Electrical--General (5.3%)
   15,000  ADFlex Solutions, Inc. (b).............................       241,875
   18,000  American Power Conversion Corp. (b)....................       425,250
   15,000  Chicago Miniature Lamp, Inc. (b).......................       506,250
   10,000  Nimbus CD International, Inc. (b)......................       107,500
    5,000  Optical Coating Laboratory, Inc........................        68,750
                                                                     -----------
                                                                       1,349,625
                                                                     -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCK, CONTINUED:
 Environmental Control (1.6%)
   13,400  U.S. Filter Corp. (b)..................................   $   401,163
                                                                     -----------
 Financial Services (1.5%)
    7,000  Astoria Financial Corp.................................       390,250
                                                                     -----------
 Heavy Machinery (2.0%)
    8,000  AGCO Corp..............................................       234,000
   19,250  JLG Industries, Inc....................................       271,906
                                                                     -----------
                                                                         505,906
                                                                     -----------
 Hotels & Motels (0.9%)
    6,500  MGM Grand, Inc. (b)....................................       234,406
                                                                     -----------
 Industrial Goods & Services (0.7%)
    7,900  Federal Signal Corp....................................       170,838
                                                                     -----------
 Insurance (1.0%)
    4,000  Life Re Corp...........................................       260,750
                                                                     -----------
 Leisure--Recreation, Gaming (3.2%)
   12,000  Callaway Golf Co.......................................       342,750
   22,000  Cannondale Corp. (b)...................................       478,500
                                                                     -----------
                                                                         821,250
                                                                     -----------
 Manufactured Housing (1.2%)
    9,000  National R.V. Holdings, Inc. (b).......................       295,875
                                                                     -----------
 Medical Supplies (3.5%)
   11,000  STERIS Corp. (b).......................................       530,750
   12,000  U.S. Surgical Corp.....................................       351,750
                                                                     -----------
                                                                         882,500
                                                                     -----------
 Metals--Fabrication (0.3%)
    2,200  Wolverine Tube, Inc. (b)...............................        68,200
                                                                     -----------
 Oilfield Services & Equipment (2.2%)
   23,350  Tuboscope, Inc. (b)....................................       561,859
                                                                     -----------
 Pharmaceuticals (4.1%)
    8,000  Jones Medical Industries, Inc..........................       306,000
   22,000  NBTY, Inc. (b).........................................       734,250
                                                                     -----------
                                                                       1,040,250
                                                                     -----------
 Precision Instruments & Related (0.9%)
    6,600  Millipore Corp.........................................       223,988
                                                                     -----------
 Printing & Publishing (0.6%)
    5,000  Multi-Color Corp. (b)..................................        31,875
    5,000  World Color Press, Inc. (b)............................       132,813
                                                                     -----------
                                                                         164,688
                                                                     -----------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1997
Stock Appreciation Fund

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCK, CONTINUED:
 Real Estate Investment Trusts (14.4%)
    4,200  American Health Properties, Inc........................   $   115,763
    4,200  Amli Residential Properties Trust......................        93,450
    3,200  CarrAmerica Realty Corp................................       101,400
    2,800  Chelsea GCA Realty, Inc................................       106,925
   20,000  Duke Realty Investments, Inc...........................       484,999
    3,500  Essex Property Trust, Inc..............................       122,500
    2,700  FelCor Suite Hotels, Inc...............................        95,850
    8,000  Health & Retirement Property Trust.....................       159,999
    2,800  Health Care Property Investors, Inc....................       105,875
    2,900  Highwoods Properties, Inc..............................       107,844
   10,000  Jameson Inns, Inc......................................       116,875
    4,000  JP Realty, Inc.........................................       103,750
    3,000  Mack-Cali Realty Corp..................................       123,000
    4,500  Manufactured Home Communities, Inc.....................       121,500
    8,000  National Golf Properties, Inc..........................       262,499
    3,000  OMEGA Healthcare Investors, Inc........................       115,875
    5,000  Pacific Gulf Properties, Inc...........................       118,750
    3,000  Realty Income Corp.....................................        76,313
    4,400  Reckson Associates Realty Corp.........................       111,650
    4,200  Security Capital Pacific Trust.........................       101,850
    3,300  Shurgard Storage Centers, Inc. Class A.................        95,700
    3,200  Sovran Self Storage, Inc...............................       103,800
    4,450  Storage Trust Realty...................................       117,091
    8,500  Summit Properties, Inc.................................       179,562
    5,000  Tanger Factory Outlet Centers, Inc.....................       152,813
    3,400  Urban Shopping Centers, Inc............................       118,575
    6,000  Walden Residential Properties, Inc.....................       153,000
                                                                     -----------
                                                                       3,667,208
                                                                     -----------
 Restaurants (3.1%)
    6,000  Papa John's International, Inc. (b)....................       209,250
   24,000  Wendy's International, Inc.............................       577,500
                                                                     -----------
                                                                         786,750
                                                                     -----------
 Software & Computer Services (1.6%)
    5,000  National Data Corp.....................................       180,625
   10,000  Structural Dynamics Research Corp. (b).................       225,000
                                                                     -----------
                                                                         405,625
                                                                     -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCK, CONTINUED:
 Steel (2.7%)
    9,000  Carpenter Technology Corp..............................   $   432,563
   16,400  Worthington Industries, Inc............................       270,600
                                                                     -----------
                                                                         703,163
                                                                     -----------
 Telecommunications (1.3%)
   16,000  Aspect Telecommunications Corp. (b)....................       334,000
                                                                     -----------
 Tobacco & Tobacco Products (0.5%)
    5,000  DIMON, Inc.............................................       131,250
                                                                     -----------
 Tools & Hardware Manufacturing (1.2%)
    8,000  Black & Decker Corp....................................       312,500
                                                                     -----------
 Utilities--Telecommunications (4.8%)
   20,000  Cincinnati Bell, Inc...................................       620,000
   20,000  LCI International, Inc. (b)............................       615,000
                                                                     -----------
                                                                       1,235,000
                                                                     -----------
 Wholesale Distribution (2.4%)
   16,000  Tech Data Corp. (b)....................................       622,000
                                                                     -----------
  Total Common Stocks (Cost $17,743,856)                              21,781,045
                                                                     -----------
 WARRANTS (0.0%)
 Real Estate Investment Trusts (0.0%)
      221  Security Capital Group, expire
            9/19/98 (b)...........................................         1,160
                                                                     -----------
  Total Warrants (Cost $0)                                                 1,160
                                                                     -----------
 INVESTMENT COMPANIES (1.4%)
   19,744  Dreyfus Treasury Prime Fund............................        19,744
  325,747  Federated U.S. Treasury Services Fund..................       325,747
                                                                     -----------
  Total Investment Companies (Cost $345,491)                             345,491
                                                                     -----------
  Total Investments (Cost $18,089,347) (a)--86.5%                     22,127,696
  Other assets in excess of liabilities 13.5%                          3,449,883
                                                                     -----------
  Total Net Assets--100.0%                                           $25,577,579
                                                                     ===========

-------
(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.................................... $4,517,684
         Unrealized depreciation....................................   (479,335)
                                                                     ----------
         Net unrealized appreciation................................ $4,038,349
                                                                     ==========

(b) Represents non-income producing securities.
(c) Name changed to First Health Group Corp. 1/2/98.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1997
Large Company Select Fund

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS (94.0%)
 Aerospace/Defense (1.8%)
   13,600  Boeing Co..............................................   $   665,550
                                                                     -----------
 Apparel/Footwear (1.5%)
    5,500  Jones Apparel Group, Inc. (b)..........................       236,500
    7,500  Nike, Inc., Class B....................................       294,375
                                                                     -----------
                                                                         530,875
                                                                     -----------
 Automotive (1.9%)
   14,150  Ford Motor Co..........................................       688,928
                                                                     -----------
 Banks (4.1%)
    6,900  BankAmerica Corp.......................................       503,700
    5,400  BankBoston Corp........................................       507,263
    5,200  KeyCorp................................................       368,225
    1,600  Mellon Bank Corp.......................................        97,000
                                                                     -----------
                                                                       1,476,188
                                                                     -----------
 Beverages (2.7%)
   11,600  Coca-Cola Co...........................................       772,850
    6,000  PepsiCo, Inc...........................................       218,625
                                                                     -----------
                                                                         991,475
                                                                     -----------
 Chemicals--Specialty (1.2%)
   10,000  Praxair, Inc...........................................       450,000
                                                                     -----------
 Commercial Services (0.5%)
    2,800  Federal Express Corp. (b)..............................       170,975
                                                                     -----------
 Computers & Peripherals (9.2%)
   17,775  Cisco Systems, Inc. (b)................................       990,955
   13,500  Compaq Computer Corp...................................       761,906
   10,000  Hewlett-Packard Co.....................................       625,000
    2,700  International Business Machines Corp...................       282,319
    9,500  Quantum Corp. (b)......................................       190,594
   12,000  Sun Microsystems, Inc. (b).............................       478,500
                                                                     -----------
                                                                       3,329,274
                                                                     -----------
 Consumer Goods & Services (2.6%)
   11,600  Procter & Gamble Co....................................       925,825
                                                                     -----------
 Cosmetics & Toiletries (3.4%)
    4,900  Avon Products, Inc.....................................       300,738
    9,200  Gillette Co............................................       924,025
                                                                     -----------
                                                                       1,224,763
                                                                     -----------
 Diversified (3.3%)
   16,100  General Electric Co....................................     1,181,338
                                                                     -----------
 Electrical Equipment (1.0%)
    6,200  Emerson Electric Co....................................       349,913
                                                                     -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCK, CONTINUED:
 Entertainment (1.5%)
    5,600  The Walt Disney Co.....................................   $   554,750
                                                                     -----------
 Financial Services (7.6%)
    8,000  American Express Co....................................       714,000
   15,200  Federal National Mortgage Assoc........................       867,349
    5,200  FINOVA Group, Inc......................................       258,375
    2,900  SLM Holding Corp.......................................       403,463
    8,998  Travelers Group, Inc...................................       484,767
                                                                     -----------
                                                                       2,727,954
                                                                     -----------
 Food Processing & Packaging (2.3%)
    7,800  CPC International, Inc. (c)............................       840,450
                                                                     -----------
 Heavy Machinery (3.6%)
    6,000  Caterpillar, Inc.......................................       291,375
   17,000  Deere & Co.............................................       991,313
                                                                     -----------
                                                                       1,282,688
                                                                     -----------
 Hotels & Motels (1.1%)
   18,200  Mirage Resorts, Inc. (b)...............................       414,050
                                                                     -----------
 Insurance (4.9%)
    6,600  American International Group, Inc......................       717,749
    3,200  Chubb Corp.............................................       242,000
    4,800  Marsh & McLennan Cos., Inc.............................       357,900
   10,650  SunAmerica, Inc........................................       455,288
                                                                     -----------
                                                                       1,772,937
                                                                     -----------
 Medical Supplies (0.9%)
    5,000  Johnson & Johnson......................................       329,375
                                                                     -----------
 Mining (0.9%)
    4,000  Potash Corp. of Saskatchewan, Inc......................       332,000
                                                                     -----------
 Newspapers (1.4%)
    8,000  Gannett Co., Inc.......................................       494,500
                                                                     -----------
 Oil--Integrated Companies (6.0%)
    3,100  Amoco Corp.............................................       263,888
   11,600  Exxon Corp.............................................       709,774
    7,200  Mobil Corp.............................................       519,750
   12,400  Royal Dutch Petroleum Co.--New York Shares.............       671,925
                                                                     -----------
                                                                       2,165,337
                                                                     -----------
 Oilfield Services & Equipment (2.2%)
    9,800  Schlumberger, Ltd......................................       788,900
                                                                     -----------
 Pharmaceuticals (6.9%)
    6,100  Bristol-Myers Squibb Co................................       577,213

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1997
Large Company Select Fund

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCK, CONTINUED:
 Pharmaceuticals, continued
    8,300  Merck & Co., Inc.......................................   $   881,875
   13,700  Pfizer, Inc............................................     1,021,505
                                                                     -----------
                                                                       2,480,593
                                                                     -----------
 Real Estate Investment Trusts (2.1%)
   19,000  Duke Realty Investments, Inc...........................       460,750
    6,000  Equity Residential Properties Trust....................       303,375
                                                                     -----------
                                                                         764,125
                                                                     -----------
 Restaurants (2.2%)
   32,325  Wendy's International, Inc.............................       777,820
                                                                     -----------
 Retail (0.7%)
    6,600  Wal-Mart Stores, Inc...................................       260,288
                                                                     -----------
 Rubber & Rubber Products (2.0%)
   11,100  Goodyear Tire & Rubber Co..............................       706,238
                                                                     -----------
 Semiconductors (3.4%)
   17,500  Intel Corp.............................................     1,229,375
                                                                     -----------
 Software & Computer Services (4.0%)
   12,000  Computer Associates International, Inc.................       634,500
    6,200  Microsoft Corp. (b)....................................       801,350
                                                                     -----------
                                                                       1,435,850
                                                                     -----------
 Steel (0.9%)
    3,000  Carpenter Technology Corp..............................       144,188
   10,250  Worthington Industries, Inc............................       169,125
                                                                     -----------
                                                                         313,313
                                                                     -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCK, CONTINUED:
 Telecommunications (2.1%)
    14,000 Ericsson (L.M.) Telefonaktiebolaget, Sponsored ADR.....   $   522,375
     3,000 Lucent Technologies, Inc...............................       239,625
                                                                     -----------
                                                                         762,000
                                                                     -----------
 Tobacco & Tobacco Products (1.0%)
     7,800 Philip Morris Cos., Inc................................       353,438
                                                                     -----------
 Tools & Hardware Manufacturing (0.4%)
     4,000 Black & Decker Corp....................................       156,250
                                                                     -----------
 Utilities--Telecommunications (2.7%)
    31,800 Cincinnati Bell, Inc...................................       985,800
                                                                     -----------
 Total Common Stocks (Cost $17,906,174)                               33,913,135
                                                                     -----------
 INVESTMENT COMPANIES (5.9%)
 1,263,213 Dreyfus Treasury Prime Fund............................     1,263,213
   851,565 Federated U.S. Treasury Services Fund..................       851,565
                                                                     -----------
 Total Investment Companies (Cost $2,114,778)                          2,114,778
                                                                     -----------
 Total Investments (Cost $20,020,952) (a)--99.9%                      36,027,913
 Other assets in excess of liabilities 0.1%                               49,676
                                                                     -----------
 Total Net Assets--100.0%                                            $36,077,589
                                                                     ===========

-------
(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation................................... $16,403,931
         Unrealized depreciation...................................    (396,970)
                                                                    -----------
         Net unrealized appreciation............................... $16,006,961
                                                                    ===========

(b) Represents non-income producing securities.
(c) Name changed to BestFoods 1/2/98.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1997

1. ORGANIZATION:

 The Riverfront Funds, Inc. (the "Fund"), was organized as a Maryland corporation on March 27, 1990, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund is authorized to issue seven series of shares of capital stock, representing interests in different portfolios of securities as follows: The Riverfront U.S. Government Securities Money Market Fund, The Riverfront U.S. Government Income Fund, The Riverfront Income Equity Fund, The Riverfront Ohio Tax-Free Bond Fund, The Riverfront Balanced Fund (formerly the Riverfront Flexible Growth Fund), The Riverfront Stock Appreciation Fund and The Riverfront Large Company Select Fund (each, a "Portfolio"; and collectively, the "Portfolios").

 The investment objective of the U.S. Government Securities Money Market Fund is to seek current income from U.S. Government short-term securities while preserving capital and maintaining liquidity. The investment objective of the U.S. Government Income Fund is to seek a high level of current income, consistent with preservation of capital, by investing primarily in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and in high quality fixed rate and adjustable rate mortgaged back securities and other asset-backed securities. The investment objective of the Income Equity Fund is to seek a high level of investment income, with capital appreciation as a secondary objective, through investment primarily in income-producing equity securities of U.S. issuers. The investment objective of the Ohio Tax-Free Bond Fund is to seek income exempt from federal and Ohio state income taxes and preservation of capital. The investment objective of the Balanced Fund is to seek long-term growth of capital with some current income as a secondary objective. The investment objective of the Stock Appreciation Fund is to seek capital growth. The investment objective of the Large Company Select Fund is to seek long term growth of capital with some current income as a secondary objective.

 The Fund is authorized to issue 3,000,000,000 shares with a par value of $.001 per share. Sales of shares of the Portfolios may be made to customers of The Provident Bank ("Provident") and its affiliates, to all accounts of correspondent banks of Provident and to the general public.

 The U.S. Government Income Fund, The Income Equity Fund, The Ohio Tax-Free Bond Fund, The Balanced Fund, The Stock Appreciation Fund and The Large Company Select Fund (collectively, "the variable net asset value funds") each offer two share classes: Investor A Shares and Investor B Shares. The U.S. Government Securities Money Market Fund (the "money market fund") offers only the Investor A Shares. Investor A Shares of the variable net asset value funds are subject to initial sales charges imposed at the time of purchase, in accordance with the Portfolios' prospectus. Certain redemptions of the Investor B Shares of the variable net asset value funds made within six years of purchase are subject to varying contingent deferred sales charges in accordance with the Portfolios' prospectus. Each share class has identical rights and privileges, except with respect to (i) distribution and shareholder services (12b-1) fees paid by each share class, (ii) voting rights on matters specifically affecting a single share class, (iii) and the exchange privileges.

2. SIGNIFICANT ACCOUNTING POLICIES:

 The following is a summary of significant accounting policies followed by the Portfolios in preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1997

 financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITIES VALUATION:

  Investments of the money market fund are valued at amortized cost. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the money market fund may not (a) purchase any instrument with a remaining maturity greater than 397 days unless such investment is subject to an appropriate demand feature, or (b) maintain a dollar-weighted-average portfolio maturity which exceeds 90 days.

  Investments in common and preferred stocks, corporate bonds, commercial paper and U.S. Government securities of the variable net asset value funds are valued at their market values determined on the basis of the mean of the latest available bid and asked quotations or closing sale prices on the principal exchange (closing sales prices on the over-the-counter National Market System) in which such securities are normally traded. Municipal bonds are valued by using market quotations or independent services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Investments in investment companies are valued at their net asset values as reported by such investment companies. Other securities for which quotations are not readily available are valued at their fair value as determined in good faith by Provident, as the investment adviser, or by the sub-investment advisor, as the case may be, under the supervision of the Fund's Board of Directors. The differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

  SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined on an identified cost basis.

  REPURCHASE AGREEMENTS:

  The Portfolios may enter into repurchase agreements from financial institutions such as banks and broker dealers which Provident, as investment adviser or the Portfolio's sub-investment adviser, as applicable, deems creditworthy under guidelines approved by the Fund's Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by each Portfolio's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Portfolios under the 1940 Act.

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1997

  DIVIDENDS TO SHAREHOLDERS:

  Dividends from net investment income are declared daily and paid monthly for the money market fund. Dividends from net investment income are declared and generally paid monthly for each variable net asset value fund with the exception of the Stock Appreciation Fund which declares and pays any dividends semi annually.

  Distributable net realized capital gains, if any, are declared and distributed at least annually for each of the Portfolios. Any taxable distributions declared in December and paid in the following fiscal year will be taxable to shareholders in the year declared.

  The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

  As of December 31, 1997, the following reclassifications have been made to increase (decrease) the following components of net assets with offsetting adjustments made to paid-in capital:

                                                   ACCUMULATED
                                                  UNDISTRIBUTED  ACCUMULATED NET
                                                  NET INVESTMENT REALIZED GAINS
                                                      INCOME     ON INVESTMENTS
                                                  -------------- ---------------
  U.S. Government Income Fund....................    $423,663       $   5,121
  Income Equity Fund.............................    $     --       $  40,162
  Ohio Tax-Free Fund.............................    $157,244       $      --
  Balanced Fund..................................    $  3,313       $  (3,313)
  Stock Appreciation Fund........................    $150,736       $(150,736)
  Large Company Select Fund......................    $ 84,685       $ (76,753)

  FEDERAL INCOME TAXES:

  It is the policy of each Portfolio to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

  EXPENSE ALLOCATIONS:

  Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses of the Fund are prorated to the Portfolios, generally on the basis of relative net assets. Fees paid under a Portfolio's shareholder servicing or distribution plans are borne by the specific class of shares to which they apply.

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1997

3. PURCHASES AND SALES OF SECURITIES:

 Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1997 are as follows:

                                                       PURCHASES      SALES
                                                      ------------ ------------
  U.S. Government Income Fund........................ $ 41,906,699 $ 32,091,752
  Income Equity Fund................................. $145,292,462 $146,249,889
  Ohio Tax-Free Bond Fund............................ $    301,373 $ 17,617,471
  Balanced Fund...................................... $ 19,491,370 $ 20,305,049
  Stock Appreciation Fund............................ $ 16,980,604 $ 28,878,942
  Large Company Select Fund.......................... $ 11,725,461 $ 12,289,867

4. CAPITAL SHARE TRANSACTIONS:

 Transactions in capital shares for the Fund were as follows:

                         U.S. GOVERNMENT INCOME FUND        INCOME EQUITY FUND
                         -----------------------------   --------------------------
                          YEAR ENDED      YEAR ENDED      YEAR ENDED    YEAR ENDED
                         DECEMBER 31,    DECEMBER 31,    DECEMBER 31,  DECEMBER 31,
                             1997            1996            1997          1996
                         -------------   -------------   ------------  ------------
CAPITAL TRANSACTIONS:
Investor A Shares:
  Proceeds from shares
   issued............... $   3,965,162   $   2,494,252   $  7,333,378  $ 8,709,609
  Proceeds from shares
   issued in connection
   with common trust
   fund acquisition.....    16,606,766             --             --           --
  Dividends reinvested..       447,813         440,531     19,742,254   10,845,880
  Shares redeemed.......    (5,969,304)     (4,741,047)   (16,662,273)  (7,958,218)
                         -------------   -------------   ------------  -----------
  Change in net assets
   from Investor A share
   transactions......... $  15,050,437   $  (1,806,264)  $ 10,413,359  $11,597,271
                         =============   =============   ============  ===========
Investor B Shares:
  Proceeds from shares
   issued............... $     270,855   $     372,835   $  8,520,546  $ 3,928,456
  Dividends reinvested..        58,773          45,964      3,781,007    1,297,923
  Shares redeemed.......      (315,970)       (349,650)    (1,514,086)    (420,101)
                         -------------   -------------   ------------  -----------
  Change in net assets
   from Investor B share
   transactions......... $      13,658   $      69,149   $ 10,787,467  $ 4,806,278
                         =============   =============   ============  ===========
SHARE TRANSACTIONS:
Investor A Shares:
  Issued................       423,205         264,167        552,976      680,679
  Issued in connection
   with common trust
   fund acquisition.....     1,761,057             --             --           --
  Reinvested............        47,635          46,735      1,674,497      898,119
  Redeemed..............      (634,837)       (502,013)    (1,206,389)    (624,637)
                         -------------   -------------   ------------  -----------
  Change in Investor A
   Shares...............     1,597,060        (191,111)     1,021,084      954,161
                         =============   =============   ============  ===========
Investor B Shares:
  Issued................        24,956          34,874        633,092      317,268
  Reinvested............         5,568           4,314        314,995      103,352
  Redeemed..............       (29,761)        (32,664)      (109,730)     (31,854)
                         -------------   -------------   ------------  -----------
  Change in Investor B
   Shares...............           763           6,524        838,357      388,766
                         =============   =============   ============  ===========

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1997

4. CAPITAL SHARE TRANSACTIONS, CONTINUED:

                            OHIO TAX-FREE FUND             BALANCED FUND
                         --------------------------  --------------------------
                          YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                         DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                             1997          1996          1997          1996
                         ------------  ------------  ------------  ------------
CAPITAL TRANSACTIONS:
Investor A Shares:
  Proceeds from shares
   issued............... $    119,446   $    39,457  $  1,140,421  $  5,979,948
  Proceeds from shares
   issued in connection
   with common trust
   fund acquisition.....   11,399,841           --            --            --
  Dividends reinvested..       20,138         6,134       969,400       318,997
  Shares redeemed.......  (19,309,599)     (340,435)   (3,919,227)   (5,316,451)
                         ------------  ------------  ------------  ------------
  Change in net assets
   from Investor A share
   transactions......... $ (7,770,174) $   (294,844) $ (1,809,406) $    982,494
                         ============  ============  ============  ============
Investor B Shares:
  Proceeds from shares
   issued............... $    396,677  $    592,591  $  1,482,972  $  5,648,362
  Dividends reinvested..      181,550        20,060       979,316       227,824
  Shares redeemed.......     (230,357)     (248,303)   (1,554,696)   (1,218,260)
                         ------------  ------------  ------------  ------------
  Change in net assets
   from Investor B share
   transactions......... $    347,870  $    364,348  $    907,592  $  4,657,926
                         ============  ============  ============  ============
SHARE TRANSACTIONS:
Investor A Shares:
  Issued................       14,309         3,737        91,585       531,651
  Issued in connection
   with common trust
   fund acquisition.....    1,097,194           --            --            --
  Reinvested............        2,125           593        79,188        28,295
  Redeemed..............   (1,872,553)      (32,383)     (316,498)     (466,939)
                         ------------  ------------  ------------  ------------
  Change in Investor A
   Shares...............     (758,925)      (28,053)     (145,725)       93,007
                         ============  ============  ============  ============
Investor B Shares:
  Issued................       34,793        55,795       115,832       485,748
  Reinvested............       18,823         1,897        77,517        19,547
  Redeemed..............      (22,564)      (23,572)     (121,277)     (104,208)
                         ------------  ------------  ------------  ------------
  Change in Investor B
   Shares...............       31,052        34,120        72,072       401,087
                         ============  ============  ============  ============

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1997

4. CAPITAL SHARE TRANSACTIONS, CONTINUED:

                                                                  LARGE COMPANY
                                       STOCK APPRECIATION FUND     SELECT FUND
                                      --------------------------  -------------
                                       YEAR ENDED    YEAR ENDED   PERIOD ENDED
                                      DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                          1997          1996          1997*
                                      ------------  ------------  -------------
CAPITAL TRANSACTIONS:
Investor A Shares:
  Proceeds from shares issued........ $  3,009,538  $  3,225,171   $ 2,486,334
  Proceeds from shares issued in
   connection with common
   trust fund acquisition............          --            --     27,813,338
  Dividends reinvested...............    4,366,182     2,903,615     3,676,075
  Shares redeemed....................  (13,898,332)  (16,060,775)   (3,937,879)
                                      ------------  ------------   -----------
  Change in net assets from Investor
   A share transactions.............. $ (6,522,612) $ (9,931,989)  $30,037,868
                                      ============  ============   ===========
Investor B Shares:
  Proceeds from shares issued........ $    526,610  $    483,957   $ 2,396,213
  Dividends reinvested...............      214,709        65,586       263,596
  Shares redeemed....................     (115,336)     (105,940)      (37,554)
                                      ------------  ------------   -----------
  Change in net assets from Investor
   B share transactions.............. $    625,983  $    443,603   $ 2,622,255
                                      ============  ============   ===========
SHARE TRANSACTIONS:
Investor A Shares:
  Issued.............................      307,000       307,057       205,316
  Issued in connection with common
   trust fund acquisition............          --            --      2,781,335
  Reinvested.........................      468,165       308,567       329,693
  Redeemed...........................   (1,436,813)   (1,618,575)     (352,190)
                                      ------------  ------------   -----------
  Change in Investor A Shares........     (661,648)   (1,002,951)    2,964,154
                                      ============  ============   ===========
Investor B Shares:
  Issued.............................       52,468        66,446       198,193
  Reinvested.........................       22,295         6,727        23,747
  Redeemed...........................      (11,801)      (10,094)       (3,405)
                                      ------------  ------------   -----------
  Change in Investor B Shares........       62,962        63,079       218,535
                                      ============  ============   ===========

-------
* For the period January 2, 1997 (commencement of operations) through December 31, 1997.

5. RELATED PARTY TRANSACTIONS

 Provident has entered into an Investment Advisory Agreement with the Fund whereby Provident supervises and manages the investment and reinvestment of the assets of the U.S. Government Securities Money Market Fund, the U.S. Government Income Fund, the Income Equity Fund, the Ohio Tax-Free Bond Fund, the Balanced Fund, the Stock Appreciation Fund and the Large Company Select Fund. Under the terms of the Investment Advisory Agreement, Provident is entitled to receive fees based on a percentage of the average net assets of each Portfolio.

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1997

5. RELATED PARTY TRANSACTIONS, CONTINUED:

 Pursuant to the terms of the Investment Advisory Agreement with the Fund, Provident has entered into a Sub-Investment Advisory Agreement with DePrince, Race & Zollo, Inc. ("DRZ") for the Income Equity Fund. DRZ provides investment advice to and supervises the investment program of that portion of the assets of the Income Equity Fund allocated to DRZ by the Fund's Board of Directors. Under the terms of the Sub-Investment Advisory Agreements, DRZ receives from Provident fees calculated at 0.50% of average daily net assets up to $55 million of the Income Equity Fund managed by DRZ and 0.55% of average daily net assets above $55 million for this Portfolio managed by DRZ.

 In addition to serving as Investment Adviser, Provident serves as custodian and fund accountant to the Portfolios. Under the terms of the Custodian, Fund Accounting and Recordkeeping Agreement, Provident is entitled to receive fees based on a percentage of the average daily net assets of each Portfolio.

 During the year ended December 31, 1997, Provident Securities & Investment Company ("PSI"), an affiliate of Provident which is a registered broker dealer, executed transactions to purchase and sell portfolio investments on an agency basis on behalf of the Fund. The Fund paid PSI approximately $92,057 that has been included in investments at cost, as commissions for such transactions.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") is an Ohio limited partnership. BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), and BISYS are subsidiaries of the BISYS Group, Inc.

 BISYS, with whom certain officers and a director of the Fund are affiliated, serves the Fund as administrator, principal underwriter and distributor. Such officers and the director are paid no fees directly by the Portfolios for serving as officers and as director of the Fund. Under the terms of the Administration Agreement, BISYS' fees are computed at 0.20% of the average daily net assets of each Portfolio.

 Provident also serves as transfer agent and shareholder servicing agent to the Fund. BISYS Ohio served as sub-transfer agent for the Investor B Shares through March 24, 1997. On March 25, 1997, Provident became the Transfer Agent for all shares of the Fund. Under the terms of the Master Transfer and Record keeping Agreement, Provident is entitled to receive fees based on the number of shareholders of each Portfolio and certain out- of-pocket expenses. Under the terms of the Shareholder Services Plan, each Portfolio is authorized to pay compensation to banks and other financial institutions, including Provident and BISYS or other providers for record keeping and/or administrative support services. As of December 31, 1997, there were no shareholder servicing agreements entered into on behalf of any of the Portfolios.

 The Fund has adopted an Investor A Distribution and Shareholder Service Plan and Agreement ("Investor A Plan") and an Investor B Distribution and Shareholder Services Plan and Agreement ("Investor B Plan"), each in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Investor A Plan, each Portfolio is authorized to pay or reimburse BISYS, as distributor of Investor A Shares, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of Investor A Shares of each Portfolio. Pursuant to the Investor B Plan, each variable net asset value fund is authorized to pay or reimburse BISYS, as distributor of Investor B Shares, (a) a distribution fee in an amount not to exceed, on an annual basis, 0.75% of the average daily net asset value of Investor B Shares of that Portfolio and (b) a service fee in an amount not to exceed 0.25% of the average daily net asset value of Investor B Shares of that Portfolio. These fees may be used by BISYS to pay banks, broker dealers and other

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1997

5. RELATED PARTY TRANSACTIONS, CONTINUED:

 institutions, including Provident, or to reimburse BISYS or its affiliates, to finance any activity which is principally intended to result in the sale of shares or to compensate for providing shareholder services.

 For the year ended December 31, 1997, BISYS received $279,254 from commissions on sales of capital shares, of which $386 was reallowed to brokers affiliated with Provident.

 Provident and certain of its affiliates own shares in the U.S. Government Income Fund. As of December 31, 1997, Provident owns $23,842,765 or 47% of the Portfolio.

 Fees may be voluntarily reduced or reimbursed to assist the Portfolios in maintaining competitive expense ratios. Information regarding these transactions is as follows for the year ended December 31, 1997:

                                     U.S. GOVERNMENT                   INCOME
                                     SECURITIES MONEY U.S. GOVERNMENT  EQUITY
                                       MARKET FUND      INCOME FUND     FUND
                                     ---------------- --------------- --------
  INVESTMENT ADVISOR FEES:
  Annual fee before voluntary fee
   reductions
   (percentage of average net
   assets)..........................         0.15%           0.40%        0.95%
  Voluntary fee reductions..........           NA              NA           NA
  ADMINISTRATION FEES:
  Annual fee (percentage of average
   net assets)......................         0.20%           0.20%        0.20%
  12B-1 FEES (INVESTOR A):
  Annual fee before voluntary fee
   reductions
   (percentage of average net
   assets)..........................         0.25%           0.25%        0.25%
  Voluntary fee reductions..........     $242,899         $29,297     $ 41,154
  12B-1 FEES (INVESTOR B):
  Annual fee (percentage of average
   net assets)......................           NA            1.00%        1.00%
  Custodian and Accounting Fees:....     $ 81,531         $55,655     $144,048
  Transfer Agent Fees:..............     $ 33,896         $50,879     $ 96,037

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1997

5. RELATED PARTY TRANSACTIONS, CONTINUED:

                                                               OHIO
                                                             TAX-FREE  BALANCED
                                                             BOND FUND   FUND
                                                             --------- --------
  INVESTMENT ADVISOR FEES:
  Annual fee before voluntary fee reductions (percentage of
   average net assets)......................................     0.50%    0.90%
  Voluntary fee reductions..................................  $ 8,196  $20,662
  ADMINISTRATION FEES:
  Annual fee (percentage of average net assets).............     0.20%    0.20%
  12B-1 FEES (INVESTOR A):
  Annual fee before voluntary fee reductions (percentage of
   average net assets)......................................     0.25%    0.25%
  Voluntary fee reductions..................................       NA  $10,678
  12B-1 FEES (INVESTOR B):
  Annual fee (percentage of average net assets).............     1.00%    1.00%
  CUSTODIAN AND ACCOUNTING FEES:............................  $13,711  $33,160
  TRANSFER AGENT FEES:......................................  $39,534  $61,796
  EXPENSE REIMBURSEMENTS:...................................  $23,066       NA

                                                        STOCK
                                                     APPRECIATION LARGE COMPANY
                                                         FUND      SELECT FUND
                                                     ------------ -------------
  INVESTMENT ADVISOR FEES:
  Annual fee before voluntary fee reductions
   (percentage of average net assets)...............       0.80%        0.80%
  ADMINISTRATION FEES:
  Annual fee (percentage of average net assets).....       0.20%        0.20%
  12B-1 FEES (INVESTOR A):
  Annual fee before voluntary fee reductions
   (percentage of average net assets)...............       0.25%        0.25%
  12B-1 FEES (INVESTOR B):
  Annual fee (percentage of average net assets).....        100%        1.00%
  CUSTODIAN AND ACCOUNTING FEES:....................    $42,139      $49,119
  TRANSFER AGENT FEES:..............................   $118,492      $41,424
  Expense reimbursements............................         NA           NA

 NA--Not applicable

6. ACQUISITION OF COMMON TRUST FUNDS A, B, C, F-1 AND G

 On January 2, 1997, the Large Company Select Fund issued Investor A shares in a tax free conversion to acquire the assets and liabilities, including distributions payable of $26,562, of the Common Trust A and Common Trust G of The Provident Bank. The following is a summary of Investor A shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired:

  Investor A Shares (000)'s............................................   2,781
  Net assets acquired (000)'s.......................................... $27,813
  Net asset value...................................................... $ 10.00
  Unrealized appreciation (000)'s...................................... $12,592
  Net assets of mutual fund before acquisition......................... $     0

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1997

6. ACQUISITION OF COMMON TRUST FUNDS A, B, C, F-1 AND G, CONTINUED:

 On January 9, 1997, the Ohio Tax Free Fund issued Investor A shares in a tax free conversion to acquire the assets and liabilities, including distributions payable of $15,577, of the Common Trust Fund B of The Provident Bank. The following is a summary of Investor A shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired.

  Investor A Shares (000)'s............................................   1,097
  Net assets acquired (000)'s.......................................... $11,400
  Net asset value...................................................... $ 10.39
  Unrealized appreciation (000)'s...................................... $   465
  Net assets of mutual fund before acquisition......................... $11,624

 On January 23, 1997, the U.S. Government Income Fund issued Investor A shares in a tax free conversion to acquire the assets and liabilities, including distributions payable of $26,148, of the Common Trust Fund C and Common Trust Fund F-1 of The Provident Bank. The following is a summary of Investor A shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired.

  Investor A Shares (000)'s............................................   1,761
  Net assets acquired (000)'s.......................................... $16,607
  Net asset value...................................................... $  9.43
  Unrealized appreciation (000)'s...................................... $   392
  Net assets of mutual fund before acquisition......................... $34,983

7. SUBSEQUENT EVENTS

 The Company has entered into an Agreement and Plan of Reorganization and Liquidation, dated as of March 21, 1997 (the "Plan"), with The Riverfront Funds, an Ohio business trust (the "Trust"), whereby each Fund of the Company will become a separate series of an Ohio business trust rather than a separate series of a Maryland corporation (the "Conversion").

 The Conversion is subject to certain regulatory approvals and to approval by the shareholders of the Funds as a special Shareholder Meeting which has been adjourned to seek further proxies and is currently expected to be held in the first quarter of 1998. If the shareholders approve the Conversion and the necessary regulatory approval is obtained, it is expected that the Conversion will take place.

8. ELIGIBLE DISTRIBUTIONS (UNAUDITED):

 The Riverfront Funds designates the following percentage of distributions eligible for the dividends received deductions for the following funds:

                                                                      PERCENTAGE
                                                                      ----------
  Income Equity Fund.................................................   12.79%
  Balanced Fund......................................................   39.26%
  Stock Appreciation Fund............................................   10.60%

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1997

9. EXEMPT-INTEREST INCOME DESIGNATIONS (UNAUDITED):

 The Riverfront Funds designate the following exempt-interest dividends for the taxable year ended December 31, 1997:

                                                                        TAX-
                                                                       EXEMPT
                                                                    DISTRIBUTION
                                                                    ------------
   Ohio Tax-Free Bond Fund.........................................   $312,690

10. FEDERAL INCOME TAX INFORMATION (UNAUDITED):

 The accompanying table details distributions from mid-term and long-term capital gains for the following Portfolios for the period ended December 31, 1997:

                                                           MID-TERM  LONG-TERM
                                                             28%        20%
                                                          ---------- ----------
  Income Equity Fund..................................... $3,522,442 $3,052,514
  Ohio Tax-Free Fund..................................... $  377,842 $  219,421
  Balanced Fund.......................................... $1,065,887 $  486,992
  Stock Appreciation Fund................................ $2,032,827 $  291,201
  Large Company Select Fund.............................. $2,117,560 $1,905,205

 At December 31, 1997, the following Portfolios have capital loss carryforwards for tax purposes which are available to offset future capital gains, if any:

                                                            CAPITAL LOSS
                                                            CARRYFORWARD EXPIRES
                                                            ------------ -------
  U.S. Government Securities Money Market Fund.............   $    875    2002
  U.S. Government Securities Money Market Fund.............   $  1,415    2003
  U.S. Government Securities Money Market Fund.............   $     31    2005
  U.S. Government Income Fund..............................   $552,136    2002
  U.S. Government Income Fund..............................   $516,479    2003

 Under current tax law, capital losses realized October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The following deferred losses will be treated as arising on the first day of the fiscal year ended December 31, 1998:

                                                                   POST-OCTOBER
                                                                  CAPITAL LOSSES
                                                                  --------------
  U.S. Government Securities Money Market Fund...................    $  1,432
  Income Equity Fund.............................................    $119,866

Continued

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.

                            U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
                          ------------------------------------------------
                                    YEARS ENDED DECEMBER 31,
                          ------------------------------------------------
                            1997      1996      1995    1994 (A)  1993 (A)
                          --------  --------  --------  --------  --------
NET ASSET VALUE,
 BEGINNING OF PERIOD..... $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                          --------  --------  --------  --------  --------
Investment Activities
 Net investment income...    0.049     0.046     0.050     0.040     0.030
                          --------  --------  --------  --------  --------
Distributions
 Net investment income...   (0.049)   (0.046)   (0.050)   (0.040)   (0.030)
                          --------  --------  --------  --------  --------
NET ASSET VALUE,
 END OF PERIOD........... $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                          ========  ========  ========  ========  ========
Total Return.............     5.02%     4.89%     5.52%     3.78%     2.90%
RATIOS/SUPPLEMENTARY
DATA:
Net Assets at end of      $142,569  $181,017  $157,495  $149,374  $133,207
 period (000)............
Ratio of expenses to          0.64%     0.59%     0.58%     0.51%     0.32%
 average net assets......
Ratio of net investment       4.90%     4.78%     5.34%     3.70%     2.85%
 income to average net
 assets..................
Ratio of expenses to          0.79%     0.84%     0.83%     0.80%     0.42%
 average net assets*.....
Ratio of net investment       4.75%     4.53%     5.09%     3.41%     2.75%
 income to average net
 assets*.................

-------
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.
(a)Audited by other auditors.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.

                                                        U.S. GOVERNMENT INCOME FUND
                          ------------------------------------------------------------------------------------------
                                                                                   JANUARY 17,      YEARS ENDED
                                    YEAR ENDED DECEMBER 31,            YEAR ENDED    1995 TO       DECEMBER 31,
                          ------------------------------------------- DECEMBER 31, DECEMBER 31,  -------------------
                                  1997                  1996              1995       1995 (A)    1994 (E)   1993 (E)
                          --------------------- --------------------- ------------ ------------  --------   --------
                          INVESTOR A INVESTOR B INVESTOR A INVESTOR B  INVESTOR A   INVESTOR B
                          ---------- ---------- ---------- ---------- ------------ ------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $  9.43     $10.64    $  9.71     $10.95     $  8.92       $10.00     $  9.91    $  9.76
                           -------     ------    -------     ------     -------       ------     -------    -------
Investment Activities
 Net investment income..      0.49       0.48       0.52       0.49        0.54         0.43        0.54       0.51
 Net realized and
  unrealized gains
  (losses) from
  investments...........      0.14       0.14      (0.29)     (0.31)       0.79         0.94       (0.99)      0.20
                           -------     ------    -------     ------     -------       ------     -------    -------
 Total from Investment
  Activities............      0.63       0.62       0.23       0.18        1.33         1.37       (0.45)      0.71
                           -------     ------    -------     ------     -------       ------     -------    -------
Distributions
 Net investment income..     (0.50)     (0.49)     (0.51)     (0.49)      (0.54)       (0.42)      (0.54)     (0.50)
 In excess of net
  investment income.....     (0.08)     (0.09)        --         --          --           --          --      (0.06)
                           -------     ------    -------     ------     -------       ------     -------    -------
 Total Distributions....     (0.58)     (0.58)     (0.51)     (0.49)      (0.54)       (0.42)      (0.54)     (0.56)
                           -------     ------    -------     ------     -------       ------     -------    -------
NET ASSET VALUE,
 END OF PERIOD..........   $  9.48     $10.68    $  9.43     $10.64     $  9.71       $10.95     $  8.92    $  9.91
                           =======     ======    =======     ======     =======       ======     =======    =======
Total Return (excludes
 sales/redemption
 charge)................      6.94%      6.07%      2.51%      1.72%      15.22%       13.96%(d)   (4.64)%     7.38%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)...........   $49,017     $1,309    $33,694     $1,296     $36,538       $1,263     $32,721    $30,078
Ratio of expenses to
 average net assets.....      1.14%      1.95%      1.11%      1.96%       1.09%        1.90%(b)    0.86%      0.65%
Ratio of net investment
 income to average net
 assets.................      5.40%      4.56%      5.45%      4.59%       5.74%        4.80%(b)    5.78%      5.05%
Ratio of expenses to
 average net assets*....      1.20%      1.95%      1.20%      1.96%       1.18%        1.90%(b)    1.14%      1.08%
Ratio of net investment
 income to average net
 assets*................      5.34%      4.56%      5.36%      4.59%       5.65%        4.80%(b)    5.49%      4.62%
Portfolio turnover rate
 (c)....................        71%        71%        53%        53%         75%          75%         83%       220%

-------
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Portfolio turnover rate is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
(d) Represents total return for the Investor A Shares from January 1, 1995 to January 16, 1995 plus the total return for the Investor B Shares from January 17, 1995 to December 31, 1995.
(e) Audited by other auditors.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.

                                                            INCOME EQUITY FUND
                          ----------------------------------------------------------------------------------------
                                                                                  JANUARY 17,      YEARS ENDED
                                    YEAR ENDED DECEMBER 31,           YEAR ENDED    1995 TO       DECEMBER 31,
                          ------------------------------------------- DECEMBER 31 DECEMBER 31,  ------------------
                                  1997                  1996             1995       1995 (A)    1994 (E)  1993 (E)
                          --------------------- --------------------- ----------- ------------  --------  --------
                          INVESTOR A INVESTOR B INVESTOR A INVESTOR B INVESTOR A   INVESTOR B
                          ---------- ---------- ---------- ---------- ----------- ------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $ 11.92    $ 12.16    $ 11.70    $ 11.85     $ 10.15      $10.00     $ 10.63   $ 10.78
                           -------    -------    -------    -------     -------      ------     -------   -------
Investment Activities
 Net investment income..      0.16       0.06       0.21       0.12        0.27        0.13        0.32      0.28
 Net realized and
  unrealized gains
  from investments......      3.11       3.17       2.12       2.21        2.89        2.78          --      1.01
                           -------    -------    -------    -------     -------      ------     -------   -------
 Total from Investment
  Activities............      3.27       3.23       2.33       2.33        3.16        2.91        0.32      1.29
                           -------    -------    -------    -------     -------      ------     -------   -------
Distributions
 Net investment income..     (0.16)     (0.06)     (0.21)     (0.12)      (0.27)      (0.13)      (0.31)    (0.27)
 In excess of net
  investment income.....        --         --         --         --          --          --          --     (0.03)
 Net realized gains.....     (3.35)     (3.35)     (1.90)     (1.90)      (1.34)      (0.93)      (0.49)    (1.14)
                           -------    -------    -------    -------     -------      ------     -------   -------
 Total Distributions....     (3.51)     (3.41)     (2.11)     (2.02)      (1.61)      (1.06)      (0.80)    (1.44)
                           -------    -------    -------    -------     -------      ------     -------   -------
NET ASSET VALUE,
 END OF PERIOD..........   $ 11.68    $ 11.98    $ 11.92    $ 12.16     $ 11.70      $11.85     $ 10.15   $ 10.63
                           =======    =======    =======    =======     =======      ======     =======   =======
Total Return (excludes
 sales/redemption
 charge)................     28.20%     27.19%     19.88%     19.67%      31.45%      29.28%(d)    3.08%    12.11%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)...........   $83,841    $17,563    $73,368    $ 7,632     $60,845      $2,833     $34,965   $24,387
Ratio of expenses to
 average net assets.....      1.75%      2.55%      1.76%      2.48%       1.49%       2.46%(b)    1.30%     1.47%
Ratio of net investment
 income to
 average net assets.....      1.21%      0.40%      1.62%      0.88%       2.27%       1.12%(b)    2.93%     2.55%
Ratio of expenses to
 average net assets*....      1.80%      2.55%      1.85%      2.54%       1.74%       2.51%(b)    1.58%     1.64%
Ratio of net investment
 income to
 average net assets*....      1.16%      0.40%      1.53%      0.82%       2.02%       1.07%(b)    2.65%     2.38%
Portfolio turnover rate
 (c)....................       157%       157%       166%       166%        180%        180%        119%      145%
Average commission rate
 paid (f)...............   $0.0544    $0.0544    $0.0541    $0.0541

-------
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Portfolio turnover rate is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
(d) Represents total return for the Investor A Shares from January 1, 1995 to January 16, 1995 plus the total return for the Investor B Shares from January 17, 1995 to December 31, 1995.
(e) Audited by other auditors.
(f) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged and is calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued. Disclosure is not required for periods ending prior to September 1, 1996.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.

                                                        OHIO TAX-FREE BOND FUND
                          -------------------------------------------------------------------------------------
                                                                                   JANUARY 17,   FROM AUGUST 1,
                                    YEAR ENDED DECEMBER 31,            YEAR ENDED    1995 TO      1994 THROUGH
                          ------------------------------------------- DECEMBER 31, DECEMBER 31,   DECEMBER 31,
                                  1997                  1996              1995       1995 (A)     1994 (A)(E)
                          --------------------- --------------------- ------------ ------------  --------------
                          INVESTOR A INVESTOR B INVESTOR A INVESTOR B  INVESTOR A   INVESTOR B
                          ---------- ---------- ---------- ---------- ------------ ------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $10.41     $10.64    $ 10.51     $10.73     $  9.83       $10.00        $ 10.00
                            ------     ------    -------     ------     -------       ------        -------
Investment Activities
 Net investment income..      0.42**     0.35**     0.40       0.32        0.39         0.27           0.12
 Net realized and
  unrealized gains
  (losses) from
  investments...........        --      (0.02)     (0.10)     (0.09)       0.67         0.73          (0.17)
                            ------     ------    -------     ------     -------       ------        -------
 Total from Investment
  Activities............      0.42       0.33       0.30       0.23        1.06         1.00          (0.05)
                            ------     ------    -------     ------     -------       ------        -------
Distributions
 Net investment income..     (0.38)     (0.31)     (0.40)     (0.32)      (0.38)       (0.27)         (0.12)
 In excess of net
  investment income.....     (0.09)     (0.09)        --         --          --           --             --
 Net realized gains.....     (1.35)     (1.35)        --         --          --           --             --
 Tax return of capital..     (0.03)     (0.03)        --         --          --           --             --
                            ------     ------    -------     ------     -------       ------        -------
 Total Distributions....     (1.85)     (1.78)     (0.40)     (0.32)      (0.38)       (0.27)         (0.12)
                            ------     ------    -------     ------     -------       ------        -------
NET ASSET VALUE,
 END OF PERIOD..........    $ 8.98     $ 9.19    $ 10.41     $10.64     $ 10.51       $10.73        $  9.83
                            ======     ======    =======     ======     =======       ======        =======
Total Return (excludes
 sales/redemption
 charge)................      4.27%      3.24%      2.95%      2.21%      10.96%       10.10%(b)      (0.47)%(b)
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)...........    $2,411     $1,135    $10,693     $  984     $11,091       $  626        $10,190
Ratio of expenses to
 average net assets.....      1.34%      2.14%      1.45%      2.25%       1.49%        2.27%(c)       1.08%(c)
Ratio of net investment
 income to
 average net assets.....      4.19%      3.39%      3.87%      3.07%       3.77%        3.01%(c)       2.92%(c)
Ratio of expenses to
 average net assets*....      1.96%      2.77%      1.55%      2.36%       1.64%        2.41%(c)       1.44%(c)
Ratio of net investment
 income to
 average net assets*....      3.57%      2.76%      3.77%      2.96%       3.62%        2.87%(c)       2.56%(c)
Portfolio turnover rate
 (d)....................         4%         4%         6%         6%         34%          34%            29%

-------
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.
**  Calculated using average shares outstanding throughout the year.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover rate is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
(e) Audited by other auditors.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.

                                                               BALANCED FUND
                          ----------------------------------------------------------------------------------------
                                                                                   JANUARY 17,   FROM SEPTEMBER 1,
                                    YEAR ENDED DECEMBER 31,            YEAR ENDED    1995 TO       1994 THROUGH
                          ------------------------------------------- DECEMBER 31, DECEMBER 31,    DECEMBER 31,
                                  1997                  1996              1995       1995 (A)       1994 (A)(F)
                          --------------------- --------------------- ------------ ------------  -----------------
                          INVESTOR A INVESTOR B INVESTOR A INVESTOR B  INVESTOR A   INVESTOR B
                          ---------- ---------- ---------- ---------- ------------ ------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $ 11.69    $ 12.04    $ 11.36    $ 11.70      $ 9.79       $10.00          $10.00
                           -------    -------    -------    -------      ------       ------          ------
Investment Activities
 Net investment income..      0.23       0.12       0.31       0.26        0.35         0.25            0.10
 Net realized and
  unrealized gains
  (losses) from
  investments...........      1.71       1.77       0.33       0.34        1.66         1.79           (0.18)
                           -------    -------    -------    -------      ------       ------          ------
 Total from Investment
 Activities.............      1.94       1.89       0.64       0.60        2.01         2.04           (0.08)
                           -------    -------    -------    -------      ------       ------          ------
Distributions
 Net investment income..     (0.23)     (0.12)     (0.31)     (0.26)      (0.34)       (0.24)          (0.13)
 Net realized gains.....     (1.10)     (1.10)        --         --       (0.10)       (0.10)             --
                           -------    -------    -------    -------      ------       ------          ------
 Total Distributions....     (1.33)     (1.22)     (0.31)     (0.26)      (0.44)       (0.34)          (0.13)
                           -------    -------    -------    -------      ------       ------          ------
NET ASSET VALUE,
 END OF PERIOD..........   $ 12.30    $ 12.71    $ 11.69    $ 12.04      $11.36       $11.70          $ 9.79
                           =======    =======    =======    =======      ======       ======          ======
Total Return (excludes
 sales/redemption
 charge)................     16.77%     15.82%      5.76%      5.27%      20.83%       20.53%(b)       (0.82)%(c)
RATIOS/SUPPLEMENTARY
DATA:
Net Assets at end of
 period (000)...........   $ 9,563    $11,483    $10,786    $10,008      $9,427       $5,030          $2,709
Ratio of expenses to
 average net assets.....      1.86%      2.72%      1.70%      2.54%       1.28%        2.04%(d)        1.48%(d)
Ratio of net investment
 income to average net
 assets.................      1.80%      0.93%      2.87%      2.03%       3.48%        2.69%(d)        4.01%(d)
Ratio of expenses to
 average net assets*....      2.07%      2.82%      1.94%      2.68%       1.67%        2.84%(d)        4.61%(d)
Ratio of net investment
 income to average net
 assets*................      1.59%      0.83%      2.63%      1.89%       3.09%        1.89%(d)        0.88%(d)
Portfolio turnover rate
 (e)....................       102%       102%        98%        98%         13%          13%              1%
Average commission rate
 paid (g)...............   $0.0627    $0.0627    $0.0891    $0.0891

-------
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Represents total return for the Investor A Shares from January 1, 1995 to January 16, 1995 plus the total return for the Investor B Shares from January 17, 1995 to December 31, 1995.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover rate is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
(f) Audited by other auditors.
(g) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged and is calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued. Disclosure is not required for periods ending prior to September 1, 1996.

See Notes to Financial Statements.

--------------------------------------------------------------------------------




                      [This Page Intentionally Left Blank]

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.

                                                    STOCK APPRECIATION FUND
                          ------------------------------------------------------------------------------------
                                                                              FROM OCTOBER 1,  FROM OCTOBER 1,
                                    YEAR ENDED DECEMBER 31,                    1995 THROUGH     1995 THROUGH
                          -------------------------------------------------    DECEMBER 31,     DECEMBER 31,
                                  1997                      1996                 1995 (B)        1995 (A)(B)
                          -----------------------   -----------------------   ---------------  ---------------
                          INVESTOR A   INVESTOR B   INVESTOR A   INVESTOR B     INVESTOR A       INVESTOR B
                          ----------   ----------   ----------   ----------   ---------------  ---------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $  9.43      $  9.77      $  9.50      $  9.91         $ 10.00          $10.00
                           -------      -------      -------      -------         -------          ------
Investment Activities
 Net investment loss....     (0.04)       (0.08)       (0.14)       (0.15)          (0.01)          (0.01)
 Net realized and
  unrealized gains
  (losses) from
  investments...........      1.75         1.77         1.10         1.04           (0.12)          (0.08)
                           -------      -------      -------      -------         -------          ------
 Total from Investment
  Activities............      1.71         1.69         0.96         0.89           (0.13)          (0.09)
                           -------      -------      -------      -------         -------          ------
Distributions
 Net realized gains.....     (1.97)       (1.97)       (1.03)       (1.03)          (0.37)             --
                           -------      -------      -------      -------         -------          ------
NET ASSET VALUE,
 END OF PERIOD..........   $  9.17      $  9.49      $  9.43      $  9.77         $  9.50          $ 9.91
                           =======      =======      =======      =======         =======          ======
Total Return (excludes
 sales/redemption
 charge)................     18.79%       17.86%       10.17%        9.05%          (1.20)%(c)      (0.90)%(c)
RATIOS/SUPPLEMENTARY
DATA:
Net Assets at end of
 period (000)...........   $24,312      $ 1,265      $31,227      $   687         $40,995          $   72
Ratio of expenses to
 average net assets.....      2.11%        2.86%        1.91%        2.64%           1.76%(d)        2.30%(d)
Ratio of net investment
 loss to average net
 assets.................     (0.43)%      (1.20)%      (1.25)%      (2.01)%         (0.49)%(d)      (1.69)%(d)
Ratio of expenses to
 average net assets*....          (g)          (g)          (g)          (g)         1.77%(d)        2.39%(d)
Ratio of net investment
 loss to average net
 assets*................          (g)          (g)          (g)          (g)        (0.50)%(d)      (1.78)%(d)
Portfolio turnover rate
 (e)....................        67%          67%         162%         162%             46%             46%
Average commission rate
 paid (h)...............   $0.0601      $0.0601      $0.0597      $0.0597

-------
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) As of September 30, 1995, the Stock Appreciation Fund acquired all of the assets of the MIM Stock Appreciation Fund and the MIM Stock Growth Fund. Financial highlights for periods prior to September 30, 1995 represent the performance of the MIM Stock Appreciation Fund. The per share data for the periods prior to September 30, 1995 have been restated to reflect the impact of the change of net asset value of the Stock Appreciation Fund on September 30, 1995 from $17.34 to $10.00.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover rate is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
(f) Audited by other auditors.
(g) There were no waivers or reimbursements during the period.
(h) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged and is calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued. Disclosure is not required for periods ending prior to September 1, 1996.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.

                                              STOCK APPRECIATION FUND
                                             --------------------------------
                                             YEARS ENDED SEPTEMBER 30,
                                             --------------------------------
                                             1995 (F)    1994 (F)    1993 (F)
                                             --------    --------    --------
NET ASSET VALUE,
 BEGINNING OF PERIOD.......................  $  8.25     $ 10.18     $  7.98
                                             -------     -------     -------
Investment Activities
 Net investment loss.......................    (0.07)      (0.12)      (0.17)
 Net realized and unrealized gains
  (losses) from investments................     2.14       (1.26)       2.57
                                             -------     -------     -------
 Total from Investment Activities..........     2.07       (1.38)       2.40
                                             -------     -------     -------
Distributions
 Net realized gains........................    (0.32)      (0.55)      (0.20)
                                             -------     -------     -------
NET ASSET VALUE,
 END OF PERIOD.............................  $ 10.00     $  8.25     $ 10.18
                                             =======     =======     =======
Total Return (excludes sales/redemption
 charge)...................................    25.12%     (13.91)%     30.61%
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)..........  $44,500     $47,880     $59,330
Ratio of expenses to average net assets....     2.61%       2.44%       2.47%
Ratio of net investment loss to average net    (0.73)%     (1.35)%     (1.85)%
 assets....................................
Ratio of expenses to average net assets*...         (g)         (g)         (g)
Ratio of net investment loss to average net         (g)         (g)         (g)
 assets*...................................
Portfolio turnover rate (e)................      197%        254%        216%

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.

                                                         LARGE COMPANY
                                                          SELECT FUND
                                                     ------------------------
                                                     FROM JANUARY 2, 1997
                                                     THROUGH DECEMBER 31,
                                                           1997 (A)
                                                     ------------------------
                                                     INVESTOR A    INVESTOR B
                                                     ----------    ----------
NET ASSET VALUE,
 BEGINNING OF PERIOD...............................   $ 10.00       $ 10.00
                                                      -------       -------
Investment Activities
 Net investment income (loss)......................        --         (0.04)
 Net realized and unrealized gains (losses) from
  investments......................................      2.77          2.72
                                                      -------       -------
 Total from Investment Activities..................      2.77          2.68
                                                      -------       -------
Distributions
 Net realized gains................................     (1.40)        (1.40)
 Tax return of capital.............................     (0.03)           --
                                                      -------       -------
 Total Distributions...............................     (1.43)        (1.40)
                                                      -------       -------
NET ASSET VALUE,
 END OF PERIOD.....................................   $ 11.34       $ 11.28
                                                      =======       =======
Total Return (excludes sales/redemption charge)....     27.93%(b)     26.97%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)..................   $33,614       $ 2,464
Ratio of expenses to average net assets............      1.69%(c)      2.47%(c)
Ratio of net investment income (loss) to average         0.00%(c)     (1.10)%(c)
 net assets........................................
Ratio of expenses to average net assets............          (f)           (f)
Ratio of net investment income to average net                (f)           (f)
 assets............................................
Portfolio turnover rate (d)........................        39%           39%
Average commission rate paid (e)...................   $0.0960       $0.0960

-------
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover rate is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
(e) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged and is calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued.
(f) There were no waivers or reimbursements during the period.

See Notes to Financial Statements.

                          The Riverfront Funds, Inc:


                              INVESTMENT ADVISER
                              The Provident Bank
                            One East Fourth Street
                            Cincinnati, Ohio 45202


                                 DISTRIBUTOR
                             BISYS Fund Services
                              3435 Stelzer Road
                             Columbus, Ohio 43219


                       FOR ADDITIONAL INFORMATION CALL:
                              The Provident Bank
                             Mutual Fund Services
                                1-800-424-2295





2/98